                                          OMB APPROVAL
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                                          hours per response. . . . . . . 5.0

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8384
                                 RBC Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)
90 South Seventh St.               Minneapolis, MN                    55402
--------------------------------------------------------------------------------
          (Address of principal executive offices)                  (Zip code)
   BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  614-470-8000

Date of fiscal year end:   APRIL 30, 2003

Date of reporting period:  APRIL 30, 2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

RBC FUNDS

ANNUAL REPORT

APRIL 30, 2003

RBC LARGE CAP EQUITY FUND

RBC MID CAP EQUITY FUND

RBC SMALL CAP EQUITY FUND

RBC GOVERNMENT INCOME FUND

RBC QUALITY INCOME FUND

RBC NORTH CAROLINA TAX-FREE BOND FUND

                                TABLE OF CONTENTS

                             Letter to Shareholders
                                     Page 1

                         Portfolio Management Commentary
                                     Page 3

                       Schedules of Portfolio Investments
                                     Page 9

                      Statements of Assets and Liabilities
                                     Page 21

                            Statements of Operations
                                     Page 22

                       Statements of Changes in Net Assets
                                     Page 23

                          Notes to Financial Statements
                                     Page 25

                              Financial Highlights
                                     Page 33

                          Independent Auditors' Report
                                     Page 39

                            Supplemental Information
                                     Page 40

DEAR SHAREHOLDERS:

     We are pleased to present this RBC Funds annual report for the period ended April 30, 2003. The 12-month period was characterized by a weak economy, heightened geopolitical risk and a loss of investor confidence caused by a series of corporate accounting misdeeds. Those factors led to a great deal of volatility in the financial markets, lower stock market valuations and higher bond prices.

     Voyageur Asset Management ("Voyageur") assumed management responsibility for the RBC Funds as of December 30, 2002. Voyageur maintains the RBC Funds' focus on investing for the long term, emphasizing solid investments selling at reasonable valuations.

     The RBC Funds offer shareholders the ability to diversify among several different asset classes and investment styles. Market volatility during the 12 months through April 2003 highlighted the benefits of a diversified investment approach.

EQUITY MARKETS

     Stocks generally performed poorly during the period. The Standard & Poor's 500 index lost 13.3% during the 12 months ended April 30, 2003, while the Nasdaq Composite Index fell 12.8%.

     Stocks were hit hardest early in the period. Corporate accounting scandals, a weak economy and the approaching war with Iraq shook investor confidence. The S&P 500 fell 15.0% during the first three months of the period. Fears about the reliability of corporate financial reports faded later in the period, but investors remained concerned about the economy and the impending war. Stocks during the second and third fiscal quarters declined 2.4% and 2.9%, respectively. The resolution of the Iraq war encouraged investors to return money to stocks, and the S&P 500 gained 7.6% during the final three months of the period.

     Every sector of the S&P 500 declined during the 12-month period. Health care stocks provided the best relative performance. Companies in that industry benefited from stable earnings growth and pricing power. Financial services stocks also outperformed the index, as investors became less worried about the quality of consumer and business credit. Meanwhile, consumer staples stocks performed poorly, due to the perception that consumer spending would weaken, and technology stocks suffered from an ongoing lack of capital spending.

     Value stocks slightly outperformed growth shares. That said, the two styles repeatedly swapped leadership throughout the period, as investors tried to determine whether the economy would recover.

     Shares of large companies provided better performance than small-company stocks. Small caps during the two years prior to the period had fallen much less than large caps. That made valuations on large-cap stocks more appealing to investors. The S&P SmallCap 600 index fell 20.9% during the 12-month period, while the S&P MidCap 400 index declined 17.5%.

FIXED INCOME MARKETS

     Treasury bonds outperformed corporate bonds during the first half of the period. Investors concerned about the reliability of corporate financial statements and the potential for weak earnings sold corporate bonds in favor of Treasuries and government agency bonds. Corporate bonds with low credit quality fared especially poorly even though interest rates fell to their lowest levels in 40 years.

     The Federal Reserve Board ("Fed") cut short-term interest rates by 0.5 percentage points in early November in an effort to boost economic growth and restore investor confidence. Yields on short-term government securities, which are sensitive to Fed action, fell further than yields on longer-term issues, creating a steep yield curve.

     Corporate bonds rebounded dramatically during the second half of the period. Investors regained confidence in corporate bonds due to stronger-than-expected earnings and hopes that the worst accounting scandals were over. Low government bond yields also caused investors to favor higher-yielding corporate bonds. Lower-quality issues led corporate bonds' rebound. Corporate bonds slightly outperformed government bonds during the full 12-month period.

     Mortgage-backed securities offered strong yields and provided good price appreciation. Such bonds typically suffer during periods of falling interest rates, but this period proved an exception. Investors prized the high quality and relatively high yields of these issues.

LOOKING AHEAD

     We believe that the economy will improve moderately during the coming year. That environment should lead to modest gains in the stock market, and rising interest rates. We will continue to employ a fundamentals-based, bottom-up stock selection process to identify promising opportunities in the equity markets, and we will prepare to position our fixed-income funds more defensively when we see signs of rising interest rates.

THE FUNDS

     The following portfolio manager commentaries provide insight into the ways market conditions affected each Fund. They also explain the strategies fund managers employed to manage risk and position their portfolios for future gains.

RBC FUNDS, INC.
AS OF APRIL 30, 2003

[CHART]

                            RBC LARGE CAP EQUITY FUND
                         GROWTH OF A $10,000 INVESTMENT*

                   AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/2003

                                 1 YEAR    5 YEAR   10 YEAR
                                 -------  --------  --------
Class I                          (15.34%)  (4.43%)     5.92%
Class A                          (15.53%)  (4.68%)     5.58%
Class B without Load***          (16.21%)  (5.40%)     4.87%
Class B with Load***             (20.40%)  (5.56%)     4.87%
S&P 500 Index                    (13.30%)  (2.42%)     9.66%
Russell 1000 Growth Index+       (14.35%)  (5.63%)     7.88%

               RBC LARGE CAP EQUITY     S&P 500  RUSSELL 1000
               FUND-CLASS I             INDEX**  GROWTH INDEX**
    4/30/1993              $ 10,000    $ 10,000        $ 10,000
    4/30/1994              $ 10,478    $ 10,531        $ 10,380
    4/30/1995              $ 11,726    $ 12,367        $ 12,414
    4/30/1996              $ 14,545    $ 16,100        $ 16,455
    4/30/1997              $ 17,049    $ 20,144        $ 20,086
    4/30/1998              $ 22,285    $ 28,417        $ 28,540
    4/30/1999              $ 26,730    $ 34,620        $ 36,110
    4/30/2000              $ 30,708    $ 38,123        $ 46,068
    4/30/2001              $ 25,500    $ 33,180        $ 31,211
    4/30/2002              $ 20,984    $ 28,994        $ 24,936
    4/30/2003              $ 17,765    $ 25,137        $ 21,357

PORTFOLIO MANAGER COMMENTARY:

   The RBC Large Cap Equity Fund returned -15.53% (Class A shares) during the 12-month period through April 30, 2003, versus a -13.30% return for the S&P 500 index, the Fund's benchmark.

   A weak economy and sluggish growth combined to provide a difficult environment for large-cap stocks, which performed poorly during the period. However, large-cap stocks outperformed small- and mid-cap stocks, as investors believed that large-cap stocks offered stability that small- and mid-cap stocks lacked. We maintained the Fund's bottom-up approach of investing in attractively-valued shares of large-cap growth stocks.

   The Fund benefited from its investment in drug-maker Amgen, whose strong product pipeline led to good earnings growth during the period. We also found an attractive opportunity among shares of computer manufacturer Dell. The firm's position as the low cost producer in its industry has helped it expand its business and gain market share. We did not find investment opportunities among the energy, telecommunications or utilities sectors, which were marked by low levels of revenue and earnings growth. The Fund was hurt by certain investments in the financial sector, including MBNA, whose stock declined due to concerns about a soft economic environment and the potential impact on consumer spending. The Fund's investment in retailer Kohl's also hurt performance due to concerns about weakening consumer spending.

   We are cautiously optimistic that the economy will regain strength during the coming months. The end of the war has improved investor sentiment, and we believe new tax cuts will give investors more incentive to invest in the stock market. We will invest in shares of companies that we believe can perform well in all markets, but should benefit from a recovering economy. We will maintain the Fund's disciplined strategy of investing in shares of companies that we believe offer strong sustainable growth of earnings and revenue over the long term.

The chart above represents a historical investment of $10,000 in the RBC Large Cap Equity Fund from 4/93 to 4/03, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* Both Class A and Class I shares are sold without a sales load. Class B shares are closed to new investors.

The inception date for performance purposes is December 31, 1990. The quoted performance of the RBC Large Cap Equity Fund (formerly Equity Income Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on October 1, 1996. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with it's commencement of operations. The investment objective, policies, and techniques of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of it's inception, which were 1.00%, 1.75%, and 0.75% of average daily net assets for Class A, Class B, and Class I, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized gains and takes into account actual expenses of the appropriate share class. Prior to November 1, 2001, Class A shares were sold subject to a front-end sales charge.

The total return set forth for Class A and Class B shares reflects the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

** The S&P 500 INDEX is an unmanaged index generally representative of the domestic stock market. The RUSSELL 1000 GROWTH INDEX is an unmanaged index of growth securities issued by the largest 1000 U.S. companies based on market capitalization.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account fees, expenses or taxes. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*** Class B shares are subject to a contingent deferred sales charge ("CDSC") upon redemption; no such CDSC applies after the seventh year of ownership. As such, no CDSC is applied to this 10 year performance figure.

+ The Fund recently changed it's benchmark to one that reflects the universe of securities in which it invests.

[CHART]

                             RBC MID CAP EQUITY FUND
                         GROWTH OF A $10,000 INVESTMENT*

                   AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/2003

                                          1 YEAR   5 YEAR   10 YEAR
                                          ------   ------   -------
Class I                                   (18.46%)   4.06%    11.69%
Class A                                   (18.58%)   3.76%    11.38%
Class B without Load***                   (19.26%)   3.00%    10.77%
Class B with Load***                      (23.26%)   2.91%    10.77%
S&P MidCap 400 Index                      (17.51%)   4.35%    12.17%
S&P MidCap 400 Growth Index               (17.25%)   4.71%    12.18%

                RBC MID CAP EQUITY  S&P MIDCAP   S&P MIDCAP 400
                FUND-CLASS I        400 INDEX**  GROWTH INDEX**
    4/30/1993             $ 10,000     $ 10,000       $ 10,000
    4/30/1994             $ 10,923     $ 10,981       $ 11,243
    4/30/1995             $ 11,982     $ 12,056       $ 12,124
    4/30/1996             $ 16,171     $ 15,649       $ 15,888
    4/30/1997             $ 18,082     $ 17,234       $ 16,716
    4/30/1998             $ 24,753     $ 25,492       $ 25,071
    4/30/1999             $ 26,963     $ 27,131       $ 29,638
    4/30/2000             $ 32,806     $ 33,513       $ 42,279
    4/30/2001             $ 34,831     $ 35,873       $ 38,213
    4/30/2002             $ 37,039     $ 38,232       $ 38,142
    4/30/2003             $ 30,201     $ 31,538       $ 31,561

PORTFOLIO MANAGER COMMENTARY:

   The RBC Mid Cap Equity Fund delivered its first fiscal-year loss since inception, realizing a total return of -18.58% (Class A shares) during the 12-month period through April 30, 2003. The Fund's benchmarks, the S&P MidCap 400 Index and S&P MidCap 400 Growth Index, were also substantially negative, realizing total returns of -17.51% and -17.25%, respectively, for the same period.

   Shares of mid-sized companies were negatively affected by a weak economy and a looming war. While equity investors found mid-cap stocks more attractive than small-cap issues, mid-caps underperformed shares of larger companies during the period. Mid-cap growth- and value-oriented companies performed roughly in line with one another, as investors' retreat from stocks was broad-based. Traditionally defensive sectors, such as consumer staples, electric and natural-gas utilities and health care, saw relatively stable earnings during the period. As a result, stocks in these sectors performed relatively well and the Fund benefited from its investments in these areas. The Fund also benefited from its underweight position in the technology sector, which performed poorly during the period.

   We believe mid-cap stocks should perform better in the coming months as low interest rates, low inflation and stimulative fiscal policy will help set the stage for better economic growth. We have already begun to position the Fund less defensively for this environment and are investing in companies that should benefit from rising corporate spending. Not losing sight of our commitment to shareholders, the Fund continues to provide a well diversified portfolio using a bottom-up investment approach, seeking growing companies that are selling for reasonable prices. In addition, as the Fund's low portfolio turnover rate suggests, we maintain that approaching the stock market as an investor, not a speculator, is always best.

The chart above represents a historical investment of $10,000 in the RBC Mid Cap Equity Fund from 4/93 to 4/03, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* Both Class A and Class I shares are sold without a sales load. Class B shares are closed to new investors.

The inception date for performance purposes is December 31, 1990. The quoted performance of the RBC Mid Cap Equity Fund (formerly Equity Growth Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with it's commencement of operations. The investment objective, policies, and techniques of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of it's inception, which were 1.25%, 2.00%, and 1.00% of average daily net assets for Class A, Class B, and Class I, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized gains and takes into account actual expenses of the appropriate share class. Prior to November 1, 2001, Class A shares were sold subject to a front-end sales charge.

The total return set forth for Class A and Class B shares reflects the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

** The S&P MIDCAP 400 INDEX is an unmanaged index generally representative of the domestically traded common stocks of mid-sized companies. The S&P MIDCAP 400 GROWTH INDEX is an unmanaged index of 400 selected common growth stocks of mid-sized companies.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account fees, expenses or taxes. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*** Class B shares are subject to a contingent deferred sales charge ("CDSC") upon redemption; no such CDSC applies after the seventh year of ownership. As such, no CDSC is applied to this 10 year performance figure.

[CHART]

                            RBC SMALL CAP EQUITY FUND
                         GROWTH OF A $10,000 INVESTMENT*

                   AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/2003

                                                              SINCE
                                          1 YEAR   5 YEAR   INCEPTION
                                          ------   ------   ---------
Class I                                   (17.67%)  (0.27%)     10.25%
Class A                                   (17.94%)  (0.51%)      9.92%
Class B without Load***                   (18.52%)  (1.27%)      9.17%
Class B with Load***                      (22.60%)  (1.40%)      9.17%
S&P SmallCap 600 Index                    (20.95%)   0.56%      10.37%
Russell 2000 Index                        (20.76%)  (2.47%)      7.22%
Russell 2000 Growth Index+                (23.50%)  (7.84%)      2.54%

              RBC SMALL CAP EQUITY  S&P SMALLCAP  RUSSELL 2000   RUSSELL 2000
              FUND-CLASS I          600 INDEX**   INDEX**        GROWTH INDEX**
     1/1/1995             $ 10,000     $ 10,000      $ 10,000        $ 10,000
    4/30/1995             $ 10,794     $ 10,707      $ 10,694        $ 10,707
    4/30/1996             $ 13,206     $ 14,528      $ 14,222        $ 14,921
    4/30/1997             $ 14,128     $ 15,074      $ 14,230        $ 12,900
    4/30/1998             $ 22,834     $ 22,121      $ 20,263        $ 18,537
    4/30/1999             $ 21,043     $ 18,959      $ 18,388        $ 17,837
    4/30/2000             $ 25,302     $ 22,845      $ 21,776        $ 23,436
    4/30/2001             $ 25,258     $ 24,694      $ 21,153        $ 17,611
    4/30/2002             $ 27,368     $ 28,777      $ 22,566        $ 16,110
    4/30/2003             $ 22,532     $ 22,750      $ 17,881        $ 12,324

PORTFOLIO MANAGER COMMENTARY:

   The RBC Small Cap Equity Fund's total return during the 12-month period through April 30, 2003 was -17.94% (Class A shares). That compares to a total return of -20.95% for the S&P SmallCap 600 Index and -23.50% for the Russell 2000 Growth Index, the Fund's benchmarks.

   Small-cap stocks performed poorly during the period due to a continuing sluggish economy, tepid corporate earnings growth and concerns about geopolitical factors. Investors during the period avoided high-valuation stocks in favor of more stable, higher-quality investments.

   Our individual stock selection among defensive growth companies with stable revenues and earnings helped the Fund's performance. We found such stocks primarily in the health care, industrial and consumer discretionary sectors. The Fund's investments in shares of health care firms Barr Laboratories and Advance PCS helped performance during the period. The Fund also benefited from holding underweight positions in the technology and telecommunications sectors, which were affected by concerns about weak capital spending. The Fund's underweight position in the financial sector helped avoid losses, as many companies increased reserves for loan losses and suffered from the overall effects of a declining stock market.

   We believe that low interest rates, low inflation and high liquidity are creating a favorable environment for a stock market recovery that should benefit small-cap growth stocks. We will look for attractive opportunities in the technology sector, as we feel such stocks stand to perform well when the economy recovers. The Fund continues to focus on high-quality small-cap growth companies that offer the opportunity for long-term capital appreciation.

The chart above represents a historical investment of $10,000 in the RBC Small Cap Equity Fund from 1/95 to 4/03, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* Both Class A and Class I shares are sold without a sales load. Class B shares are closed to new investors.

The inception date for performance purposes is January 1, 1995. The quoted performance of the RBC Small Cap Equity Fund (formerly Southeast Equity Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on May 2, 1997. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with it's commencement of operations. The investment objective, policies, and techniques of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of it's inception, which were 1.50%, 2.25%, and 1.25% of average daily net assets for Class A, Class B, and Class I, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized gains and takes into account actual expenses of the appropriate share class. Prior to November 1, 2001, Class A shares were sold subject to a front-end sales charge.

The total return set forth for Class A and Class B shares reflects the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

** The S&P SMALLCAP 600 INDEX is an unmanaged index generally representative of the domestic stock market of small-sized companies. The RUSSELL 2000 INDEX is a broad based unmanaged index that represents the general performance of domestically traded common stocks of small-to mid-sized companies. The RUSSELL 2000 GROWTH INDEX is an unmanaged index of growth securities issued by the largest 2000 U.S. companies based on market capitalization.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account fees, expenses or taxes. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*** Class B shares are subject to a contingent deferred sales charge ("CDSC") upon redemption; no such CDSC applies after the seventh year of ownership. As such, no CDSC is applied to this 10 year performance figure.

+ The Fund recently changed it's benchmark to one that reflects the universe of securities in which it invests.

[CHART]

                           RBC GOVERNMENT INCOME FUND
                         GROWTH OF A $10,000 INVESTMENT*

                   AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/2003

                                          1 YEAR  5 YEAR  10 YEAR
                                          ------  ------  --------
Class I                                     9.34%   6.91%    6.08%
Class A                                     9.07%   6.65%    5.79%
Class B without Load***                     8.64%   6.14%    5.30%
Class B with Load***                        5.64%   5.99%    5.30%
Lehman Brothers Intermediate
  Government Bond Index                     9.22%   7.27%    6.57%

               RBC           LEHMAN BROTHERS
               GOVERNMENT    INTERMEDIATE
               INCOME        GOVERNMENT
               FUND-CLASS I  BOND INDEX**
    4/30/1993      $ 10,000         $ 10,000
    4/30/1994      $ 10,091         $ 10,089
    4/30/1995      $ 10,622         $ 10,711
    4/30/1996      $ 11,307         $ 11,518
    4/30/1997      $ 11,910         $ 12,236
    4/30/1998      $ 12,920         $ 13,298
    4/30/1999      $ 13,649         $ 14,143
    4/30/2000      $ 13,920         $ 14,440
    4/30/2001      $ 15,491         $ 16,122
    4/30/2002      $ 16,505         $ 17,296
    4/30/2003      $ 18,046         $ 18,890

PORTFOLIO MANAGER COMMENTARY:

   The RBC Government Income Fund gained 9.07% (Class A shares) during the 12-month period ended April 30, 2003. That return compared to a 9.22% gain for the Fund's index, the Lehman Brothers Intermediate Government Bond Index.

   A weak economy during the period contributed to higher unemployment as well as low inflation. The Federal Reserve lowered short-term interest rates in November to try to stimulate the economy.

   Bond yields fell in that environment. Yields on short-term securities fell farther than yields on longer-term securities, causing the yield curve to grow steeper. Mortgage-backed securities performed especially well as investors sought the higher yields offered by those bonds.

   We diversified the Fund's holdings to include mortgage-backed securities, a move which proved beneficial to Fund returns. We also increased the Fund's allocation to intermediate-term bonds, and decreased its stake in short- and long-term bonds. That strategy provided additional yield and boosted returns. The Fund's average maturity rose to neutral with its benchmark. We maintained the Fund's overweight position in agency issues, because they offer higher yields than Treasury securities.

   We expect interest rates to remain low in the short-term and to rise late in the year, and we expect the gap between short and long-term yields to narrow. We probably will maintain a neutral average maturity in that environment, but we expect to reduce the Fund's allocation to intermediate bonds and increase its stake in short-and long-term issues. We also will look to increase slightly the Fund's exposure to mortgage-backed securities, which have historically benefited from rising interest rates.

The chart above represents a historical investment of $10,000 in the RBC Government Income Fund from 4/93 to 4/03, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* Both Class A and Class I shares are sold without a sales load. Class B shares are closed to new investors.

The inception date for performance purposes is December 31, 1990. The quoted performance of the RBC Government Income Fund (formerly Federal Securities Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with it's commencement of operations. The investment objective, policies, and techniques of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of it's inception, which were 0.94%, 1.69%, and 0.69% of average daily net assets for Class A, Class B, and Class I, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized gains and takes into account actual expenses of the appropriate share class. Prior to November 1, 2001, Class A shares were sold subject to a front-end sales charge.

The total return set forth for Class A and Class B shares reflects the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

** The LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index generally representative of the intermediate government bond market.

    Securities indexes assume reinvestment of all distributions and interest payments and do not take in account fees, expenses or taxes. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*** Class B shares are subject to a contingent deferred sales charge ("CDSC") upon redemption; no such CDSC applies after the seventh year of ownership. As such, no CDSC is applied to this 10 year performance figure.

[CHART]

                             RBC QUALITY INCOME FUND
                         GROWTH OF A $10,000 INVESTMENT*

                   AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/2003

                                                    SINCE
                                          1 YEAR  INCEPTION
                                          ------  ---------
Class I                                     9.33%      6.48%
Class A                                     9.09%      6.25%
Class B without Load***                     8.54%      7.63%
Class B with Load***                        5.54%      6.71%
Lehman Brothers Aggregate Bond Index       10.47%      7.90%


               RBC QUALITY INCOME  LEHMAN BROTHERS
               FUND-CLASS I        AGGREGATE BOND INDEX**
    5/11/1999            $ 10,000                $ 10,000
    4/30/2000            $ 10,020                $ 10,126
    4/30/2001            $ 11,297                $ 11,380
    4/30/2002            $ 11,742                $ 12,272
    4/30/2003            $ 12,837                $ 13,556

PORTFOLIO MANAGER COMMENTARY:

   The RBC Quality Income Fund delivered a total return of 9.09% (Class A shares) during the 12-month period through April 30, 2003. That compared to a 10.47% return for the Lehman Brothers Aggregate Bond Index.

   Interest rates declined sharply due to slow economic growth, weak inflation and geopolitical instability. The Federal Reserve Board reduced interest rates by 0.5 percentage points in November in an effort to boost the economy. Corporate bonds, which lagged government issues early in the period, rebounded strongly and provided superior performance during the period as a whole.

   During the period, we reduced the Fund's high exposure to the corporate sector and diversified its holdings into high-quality sectors such as Treasury issues, mortgage-backed securities, residential agency mortgage pass-through securities and asset-backed securities. The Fund's average maturity declined slightly, but stayed close to neutral with the benchmark.

   We expect interest rates to rise during the coming period. In the short-term we expect to keep the Fund's average maturity neutral to the benchmark, but plan to shorten it once we have a clear sense that rates are set to move higher. We expect to maintain the Fund's credit quality and continue to look for opportunities to maintain strong returns while carefully managing risk.

The chart above represents a historical investment of $10,000 in the RBC Quality Income Fund from 5/99 to 4/03, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* Both Class A and Class I shares are sold without a sales load. Class B shares are closed to new investors.

The total return set forth for Class A and Class B shares reflects the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

** The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of the LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX and the LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account fees, expenses or taxes. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The inception date for performance purposes is May 11, 1999 for both Class A and Class I shares, and June 12, 2000 for Class B shares.

*** Class B shares are subject to a contingent deferred sales charge ("CDSC") upon redemption; no such CDSC applies after the seventh year of ownership. As such, no CDSC is applied to this 10 year performance figure.

[CHART]

                      RBC NORTH CAROLINA TAX-FREE BOND FUND
                         GROWTH OF A $10,000 INVESTMENT*

                   AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/2003

                                          1 YEAR  5 YEAR  10 YEAR
                                          ------  ------  -------
Class I                                     7.23%   5.30%    5.11%
Class A                                     6.96%   5.04%    4.82%
Class B without Load***                     6.33%   4.51%    4.36%
Class B with Load***                        3.33%   4.35%    4.36%
Lehman Brothers 5-Year General
  Obligation Municipal Bond Index           7.88%   6.09%    5.71%

                                    LEHMAN BROTHERS
                RBC NORTH CAROLINA  5-YEAR GENERAL
                TAX-FREE BOND       OBLIGATION MUNICIPAL
                FUND-CLASS I        BOND INDEX**
     4/30/1993            $ 10,000              $ 10,000
     4/30/1994            $ 10,173              $ 10,299
     4/30/1995            $ 10,619              $ 10,862
     4/30/1996            $ 11,230              $ 11,607
     4/30/1997            $ 11,788              $ 12,147
     4/30/1998            $ 12,717              $ 12,964
     4/30/1999            $ 13,509              $ 13,804
     4/30/2000            $ 13,386              $ 13,855
     4/30/2001            $ 14,498              $ 15,114
     4/30/2002            $ 15,354              $ 16,153
     4/30/2003            $ 16,464              $ 17,427

PORTFOLIO MANAGER COMMENTARY:

   The RBC North Carolina Tax-Free Bond Fund delivered a total return of 6.96% (Class A shares) during the 12-month period ended April 30, 2003. That compared to a 7.88% return for the Fund's benchmark, the Lehman Brothers 5-Year General Obligation Municipal Bond Index.

   The economy grew at a weaker-than-expected rate, which led to declines in interest rates. The Federal Reserve Board in November lowered the Federal Funds rate from 1.75% to 1.25% in an effort to stimulate the economy, but the move had little discernable impact. Meanwhile, geopolitical concerns led to considerable uncertainty in the financial markets. Those factors created a positive environment for bonds. Municipal bonds slightly under-performed taxable issues, due to high supply of municipal issues and strong demand for Treasury bonds. The yield curve was unusually steep during the period.

   The Fund maintained a relatively defensive portfolio to guard against a potential increase in interest rates. The Fund's average maturity declined by roughly 12 months, to around 6.4 years--near the low end of its target maturity range of five to ten years, but still relatively high compared to the benchmark index's maturity range of four to six years. The Fund continued to invest in North Carolina issues that provide income exempt from state and federal tax. We maintained the Fund's high credit quality, buying mostly AAA-rated issues.

   We expect interest rates to rise when the economy eventually shows signs of stronger growth. Thus, the Fund expects to maintain a somewhat defensive stance, investing in high-quality securities with relatively short average maturities.

The chart above represents a historical investment of $10,000 in the RBC North Carolina Tax-Free Bond Fund from 4/93 to 4/03, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* Both Class A and Class I shares are sold without a sales load. Class B shares are closed to new investors.

The inception date for performance purposes is January 31, 1991. The quoted performance of the RBC North Carolina Tax-Free Bond Fund includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with it's commencement of operations. The investment objective, policies, and techniques of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of it's inception, which were 1.04%, 1.79%, and 0.79% of average daily net assets for Class A, Class B, and Class I, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized gains and takes into account actual expenses of the appropriate share class. Prior to November 1, 2001, Class A shares were sold subject to a front-end sales charge.

Investing in a regional fund may involve more risk, since the companies are located within the same geographical area.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The total return set forth for Class A and Class B shares reflects the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

** The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX is an unmanaged index of debt obligations issued by municipalities.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account fees, expenses or taxes. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*** Class B shares are subject to a contingent deferred sales charge ("CDSC") upon redemption; no such CDSC applies after the seventh year of ownership. As such, no CDSC is applied to this 10 year performance figure.

RBC FUNDS, INC.                                SCHEDULE OF PORTFOLIO INVESTMENTS
RBC LARGE CAP EQUITY FUND                                         APRIL 30, 2003

COMMON STOCKS (97.4%)

                                                        SHARES        VALUE
                                                       ---------  --------------
ADVERTISING (2.0%)
Omnicom Group, Inc.                                       14,300  $      885,170
                                                                  --------------

BANKING & FINANCIAL SERVICES (6.8%)
Fannie Mae                                                 9,300         673,227
Fifth Third Bancorp                                       19,700         971,013
MBNA Corp.                                                44,400         839,160
Mellon Financial Corp.                                    22,400         592,480
                                                                  --------------
                                                                       3,075,880
                                                                  --------------

COMMERCIAL SERVICES (3.4%)
Fiserv, Inc. (b)                                          18,300         538,752
Paychex, Inc.                                             31,500         980,910
                                                                  --------------
                                                                       1,519,662
                                                                  --------------

COMPUTER INDUSTRY (12.3%)
Cisco Systems, Inc. (b)                                   56,500         849,760
Dell Computer Corp. (b)                                   40,600       1,173,746
Intel Corp.                                               46,700         859,280
Intuit, Inc. (b)                                          25,500         988,890
Microsoft Corp.                                           41,700       1,066,269
Oracle Corp. (b)                                          50,100         595,188
                                                                  --------------
                                                                       5,533,133
                                                                  --------------

CONSUMER GOODS & SERVICES (4.1%)
Ecolab, Inc.                                              36,600       1,869,894
                                                                  --------------

DISTRIBUTION/WHOLESALE (3.4%)
SYSCO Corp.                                               54,100       1,554,293
                                                                  --------------

DIVERSIFIED OPERATIONS (8.0%)
Danaher Corp.                                             16,700       1,151,966
Illinois Tool Works, Inc.                                 20,300       1,298,794
United Technologies Corp.                                 18,900       1,168,209
                                                                  --------------
                                                                       3,618,969
                                                                  --------------

EDUCATION (4.1%)
Apollo Group, Inc.-- Class A (b)                          33,800       1,831,926
                                                                  --------------

ELECTRONIC COMPONENTS/INSTRUMENTS (1.8%)
Jabil Circuit, Inc. (b)                                   43,500         813,450
                                                                  --------------

FOOD & BEVERAGES (2.9%)
PepsiCo, Inc.                                             29,800       1,289,744
                                                                  --------------

HEALTH CARE (19.3%)
Amgen, Inc. (b)                                           23,300       1,428,523
Biovail Corp. (b)                                         31,300       1,131,495
Cardinal Health, Inc.                                     19,700       1,089,016
Johnson & Johnson                                         15,400         867,944
Medtronic, Inc.                                           34,900       1,666,126
Pfizer, Inc.                                              27,400         842,550
Stryker Corp.                                             25,700       1,722,157
                                                                  --------------
                                                                       8,747,811
                                                                  --------------

INSURANCE (11.4%)
AFLAC, Inc.                                               52,200       1,707,462
Ambac Financial Group, Inc.                               28,000       1,633,800
American International Group, Inc.                        11,300         654,835
Marsh & McLennan Cos., Inc.                               24,300       1,158,624
                                                                  --------------
                                                                       5,154,721
                                                                  --------------

LEISURE (2.0%)
Carnival Corp.                                            33,300  $      918,747
                                                                  --------------

MOTORCYCLE MANUFACTURERS (2.5%)
Harley-Davidson, Inc.                                     24,900       1,106,556
                                                                  --------------

RETAIL (13.4%)
Bed Bath & Beyond, Inc. (b)                               39,900       1,576,449
ebay, Inc. (b)                                            20,000       1,855,400
Home Depot, Inc.                                          26,700         751,071
Kohl's Corp. (b)                                          20,400       1,158,720
Walgreen Co.                                              22,500         694,350
                                                                  --------------
                                                                       6,035,990
                                                                  --------------

TOTAL COMMON STOCKS
   (Cost $45,440,920)                                                 43,955,946
                                                                  --------------

TOTAL INVESTMENTS
   (Cost $45,440,920) (a) -- 97.4%                                    43,955,946

Other assets in excess of liabilities -- 2.6%                          1,194,272
                                                                  --------------

NET ASSETS -- 100.0%                                              $   45,150,218
                                                                  ==============

----------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                  $  2,232,245
     Unrealized depreciation                    (3,717,219)
                                              ------------
     Net unrealized depreciation              $ (1,484,974)
                                              ============

     Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 5% of net assets and is therefore considered substantially the same.
(b) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.                                SCHEDULE OF PORTFOLIO INVESTMENTS
RBC MID CAP EQUITY FUND                                           APRIL 30, 2003

COMMON STOCKS (94.5%)

                                                        SHARES        VALUE
                                                       ---------  --------------
ADVERTISING (0.3%)
Catalina Marketing Corp. (b)                              25,000  $      445,750
                                                                  --------------

AUTO PARTS (1.0%)
Gentex Corp. (b)                                          25,000         755,000
Lear Corp. (b)                                            20,000         794,800
                                                                  --------------
                                                                       1,549,800
                                                                  --------------

BANKING & FINANCIAL SERVICES (15.5%)
A.G. Edwards, Inc.                                        30,000         894,900
Allmerica Financial Corp. (b)                             12,000         183,600
Associated Banc-Corp                                      32,000       1,118,080
Astoria Financial Corp.                                   34,000         850,680
Banknorth Group, Inc.                                     50,000       1,194,000
Certegy, Inc. (b)                                         16,000         399,840
City National Corp.                                       20,000         823,400
Compass Bancshares, Inc.                                  45,000       1,517,400
E*Trade Group, Inc. (b)                                  125,000         687,500
GreenPoint Financial Corp.                                30,000       1,432,800
Legg Mason, Inc.                                          20,000       1,086,000
M&T Bank Corp.                                            22,000       1,858,340
Mercantile Bankshares Corp.                               30,000       1,150,200
National Commerce Financial Corp.                         60,000       1,220,400
New York Community Bancorp, Inc.                          50,000       1,736,000
North Fork Bancorp, Inc.                                  45,000       1,456,200
Roslyn Bancorp, Inc.                                       4,300          82,044
SEI Investments Co.                                       41,000       1,079,530
Sovereign Bancorp, Inc.                                   75,000       1,158,750
TCF Financial Corp.                                       29,000       1,148,400
Waddell & Reed Financial, Inc.                            40,000         800,000
Webster Financial Corp.                                   20,000         750,800
Wilmington Trust Corp.                                    28,000         753,480
                                                                  --------------
                                                                      23,382,344
                                                                  --------------

BUILDING & CONSTRUCTION (0.2%)
Granite Construction, Inc.                                20,000         336,000
                                                                  --------------

BUILDING PRODUCTS (0.6%)
Valspar Corp.                                             22,000         950,180
                                                                  --------------

BUSINESS EQUIPMENT & SERVICES (2.1%)
Acxiom Corp. (b)                                          25,000         349,000
ChoicePoint, Inc. (b)                                     37,000       1,305,360
Jack Henry & Associates, Inc.                             40,000         521,200
Manpower, Inc.                                            29,000         953,520
                                                                  --------------
                                                                       3,129,080
                                                                  --------------

CHEMICALS (0.9%)
Cabot Microelectronics Corp. (b)                           5,609         242,421
Ferro Corp.                                               26,000         614,640
FMC Corp. (b)                                             25,000         453,000
                                                                  --------------
                                                                       1,310,061
                                                                  --------------

COMPUTER INDUSTRY (9.4%)
Activision, Inc. (b)                                      40,000         612,000
Affiliated Computer Services, Inc. (b)                    46,000       2,194,200
Cadence Design Systems, Inc. (b)                          85,000         971,550
CheckFree Corp. (b)                                       42,000       1,157,940
CSG Systems International, Inc. (b)                       35,000         368,550
Diebold, Inc.                                              7,500  $      299,850
DST Systems, Inc. (b)                                     52,000       1,596,400
Mentor Graphics Corp. (b)                                 45,000         468,900
Storage Technology Corp. (b)                              15,000         370,800
SunGard Data Systems, Inc. (b)                            85,000       1,827,500
Symantec Corp. (b)                                        58,000       2,549,100
Synopsys, Inc. (b)                                        35,000       1,702,400
                                                                  --------------
                                                                      14,119,190
                                                                  --------------

CONSUMER GOODS & SERVICES (3.2%)
Blyth, Inc.                                               28,000         738,640
Callaway Golf Co.                                         40,000         557,200
Church & Dwight Co., Inc.                                 20,000         629,400
Dial Corp.                                                46,000         958,180
Fastenal Co.                                              37,000       1,279,830
Sonoco Products Co.                                       30,000         655,500
                                                                  --------------
                                                                       4,818,750
                                                                  --------------

DIVERSIFIED OPERATIONS (2.0%)
SPX Corp. (b)                                             52,000       1,757,600
Teleflex, Inc.                                            15,000         575,850
Viad Corp.                                                31,000         623,410
                                                                  --------------
                                                                       2,956,860
                                                                  --------------

DRUGS (2.9%)
IDEC Pharmaceuticals Corp. (b)                            45,000       1,473,750
IVAX Corp. (b)                                            55,000         883,850
Mylan Laboratories, Inc.                                  70,500       1,993,035
                                                                  --------------
                                                                       4,350,635
                                                                  --------------

EDUCATION (1.3%)
Career Education Corp. (b)                                20,000       1,202,600
DeVry, Inc. (b)                                           25,000         578,500
Scholastic Corp. (b)                                       7,000         198,870
                                                                  --------------
                                                                       1,979,970
                                                                  --------------

ELECTRONIC COMPONENTS/INSTRUMENTS (5.3%)
Arrow Electronics, Inc. (b)                               24,000         405,120
Atmel Corp. (b)                                          180,000         331,200
Cypress Semiconductor Corp. (b)                           50,000         436,000
Integrated Device Technology, Inc. (b)                    40,000         413,200
International Rectifier Corp. (b)                         28,000         633,360
L-3 Communications Holdings, Inc. (b)                     50,000       2,220,000
Lam Research Corp. (b)                                    30,000         435,900
Micrel, Inc. (b)                                          30,000         351,300
Microchip Technology, Inc.                                65,000       1,351,350
Semtech Corp. (b)                                         30,000         477,000
Vishay Intertechnology, Inc. (b)                          75,000         937,500
                                                                  --------------
                                                                       7,991,930
                                                                  --------------

ENERGY (6.4%)
Cooper Cameron Corp. (b)                                  20,000         957,200
Devon Energy Corp.                                        22,770       1,075,883
ENSCO International, Inc.                                 45,000       1,143,000
Grant Prideco, Inc. (b)                                   50,000         570,500
Murphy Oil Corp.                                          20,000         833,000
Pioneer Natural Resources Co. (b)                         40,000         956,800
Smith International, Inc. (b)                             35,000       1,244,600

                                                        SHARES        VALUE
                                                       ---------  --------------
Weatherford International Ltd. (b)                        60,000  $    2,413,800
XTO Energy, Inc.                                          26,666         519,987
                                                                  --------------
                                                                       9,714,770
                                                                  --------------

ENVIRONMENTAL SERVICES (0.6%)
Republic Services, Inc. -- Class A (b)                    45,000         965,700
                                                                  --------------

FOOD & BEVERAGES (3.2%)
Constellation Brands, Inc. (b)                            20,000         536,200
Hormel Foods Corp.                                        73,000       1,679,730
Smithfield Foods, Inc. (b)                                55,000       1,078,000
Tootsie Roll Industries, Inc.                             15,450         447,741
Tyson Foods, Inc. -- Class A                             110,000       1,059,300
                                                                  --------------
                                                                       4,800,971
                                                                  --------------

HEALTH CARE (16.1%)
AdvancePCS, Inc. (b)                                      35,000       1,052,100
AmerisourceBergen Corp.                                   25,000       1,446,250
Apogent Technologies, Inc. (b)                            50,000         859,000
Barr Laboratories, Inc. (b)                               25,500       1,417,800
Beckman Coulter, Inc.                                     35,000       1,360,450
Covance, Inc. (b)                                         30,000         531,900
DENTSPLY International, Inc.                              38,500       1,441,825
Edwards Lifesciences Corp. (b)                            25,000         721,750
Express Scripts, Inc.-- Class A (b)                       40,000       2,358,400
Genzyme Corp. (b)                                         20,000         805,600
Gilead Sciences, Inc. (b)                                 75,000       3,460,499
Hillenbrand Industries, Inc.                              30,000       1,497,000
King Pharmaceuticals, Inc. (b)                            30,000         378,300
Lincare Holdings, Inc. (b)                                50,000       1,518,500
Oxford Health Plans, Inc. (b)                             20,000         585,400
Quest Diagnostics, Inc. (b)                               44,000       2,629,000
STERIS Corp. (b)                                          40,000         908,000
Universal Health Services, Inc.--
   Class B (b)                                            30,000       1,160,100
                                                                  --------------
                                                                      24,131,874
                                                                  --------------

INSURANCE (1.9%)
Everest Re Group Ltd.                                     22,000       1,532,300
Protective Life Corp.                                     24,000         689,520
Radian Group, Inc.                                        17,000         674,900
                                                                  --------------
                                                                       2,896,720
                                                                  --------------

LEISURE (0.2%)
Park Place Entertainment Corp. (b)                        50,000         372,000
                                                                  --------------

MEDIA (3.4%)
Entercom Communications Corp. (b)                         21,000       1,020,390
Hispanic Broadcasting Corp. (b)                           30,000         769,500
Media General, Inc.-- Class A                             10,000         549,600
Readers Digest Assoc., Inc.--
   Class A                                                25,000         300,000
Washington Post Co.-- Class B                              1,900       1,385,100
Westwood One, Inc. (b)                                    30,000       1,047,000
                                                                  --------------
                                                                       5,071,590
                                                                  --------------

METALS (0.3%)
Precision Castparts Corp.                                 15,000         415,350
                                                                  --------------

POLLUTION CONTROL (0.6%)
Donaldson Co., Inc.                                       22,000  $      878,240
                                                                  --------------

RESTAURANTS (1.8%)
Brinker International, Inc. (b)                           40,000       1,270,000
Cheesecake Factory, Inc. (b)                              17,000         537,030
Outback Steakhouse, Inc.                                  25,000         893,500
                                                                  --------------
                                                                       2,700,530
                                                                  --------------

RETAIL (8.4%)
99 Cents Only Stores (b)                                  35,000       1,031,100
Abercrombie & Fitch Co.--
   Class A (b)                                            48,000       1,578,240
American Eagle Outfitters, Inc. (b)                       10,000         175,000
Barnes & Noble, Inc. (b)                                  12,000         236,400
BJ's Wholesale Club, Inc. (b)                             25,000         353,000
CDW Computer Centers, Inc. (b)                            38,000       1,620,320
Coach, Inc. (b)                                           50,000       2,175,500
Dollar Tree Stores, Inc. (b)                              50,000       1,272,500
Pier 1 Imports, Inc.                                      45,000         835,200
Ross Stores, Inc.                                         30,000       1,137,000
Timberland Co.-- Class A (b)                              20,000         999,800
Williams-Sonoma, Inc. (b)                                 50,000       1,294,000
                                                                  --------------
                                                                      12,708,060
                                                                  --------------

TELECOMMUNICATIONS (0.7%)
Price Communications Corp. (b)                            20,000         244,200
Telephone & Data Systems, Inc.                            20,000         861,800
                                                                  --------------
                                                                       1,106,000
                                                                  --------------

TELECOMMUNICATIONS EQUIPMENT (0.8%)
Advanced Fibre Communications,
   Inc. (b)                                               20,000         306,000
Intersil Corp.-- Class A (b)                              35,000         647,500
RF Micro Devices, Inc. (b)                                50,000         237,500
                                                                  --------------
                                                                       1,191,000
                                                                  --------------

TRANSPORTATION & SHIPPING (1.9%)
C.H. Robinson Worldwide, Inc.                             30,000       1,103,700
Expeditors International of
   Washington, Inc.                                       40,000       1,454,360
GATX Corp.                                                16,000         301,440
                                                                  --------------
                                                                       2,859,500
                                                                  --------------

UTILITIES (3.5%)
Alliant Energy Corp.                                      30,000         526,800
DPL, Inc.                                                 40,000         553,600
Energy East Corp.                                         45,000         819,900
IDACORP, Inc.                                             16,000         409,440
National Fuel Gas Co.                                     40,000         938,400
Northeast Utilities                                       50,000         746,000
Questar Corp.                                             20,000         604,000
Vectren Corp.                                             30,000         697,500
                                                                  --------------
                                                                       5,295,640
                                                                  --------------

TOTAL COMMON STOCKS
   (Cost $150,285,474)                                               142,428,495
                                                                  --------------

INDEX LINKED TRUSTS (3.7%)

                                                         SHARES       VALUE
                                                       ---------  --------------
Cyclical/Transportation Select
   Sector SPDR                                            30,000  $      759,000
MidCap 400 SPDR                                           60,000       4,812,600
                                                                  --------------

TOTAL INDEX LINKED TRUSTS
   (Cost $6,648,638)                                                   5,571,600
                                                                  --------------

INVESTMENT COMPANIES (1.6%)

                                                        SHARES        VALUE
                                                       ---------  --------------
Goldman Sachs Financial Square
   Prime Money Market Fund                             1,216,402  $    1,216,402
Provident Institutional Temporary
   Investment Fund                                     1,216,402       1,216,402
                                                                  --------------

TOTAL INVESTMENT COMPANIES
   (Cost $2,432,804)                                                   2,432,804
                                                                  --------------

TOTAL INVESTMENTS
   (Cost $159,366,916) (a)-- 99.8%                                   150,432,899

Other assets in excess of liabilities-- 0.2%                             261,062
                                                                  --------------

NET ASSETS-- 100.0%                                               $  150,693,961
                                                                  ==============

----------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                 $  21,001,153
     Unrealized depreciation                   (29,935,170)
                                              ------------
     Net unrealized depreciation              $ (8,934,017)
                                              ============

     Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 5% of net assets and is therefore considered substantially the same.

(b) Non-income producing security.

SPDR -- Standard & Poor's Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.                                SCHEDULE OF PORTFOLIO INVESTMENTS
RBC SMALL CAP EQUITY FUND                                         APRIL 30, 2003

COMMON STOCKS (95.7%)

                                                         SHARES       VALUE
                                                       ---------  --------------
ADVERTISING (1.2%)
Catalina Marketing Corp. (b)                              15,100  $      269,233
                                                                  --------------

AEROSPACE/DEFENSE (2.0%)
DRS Technologies, Inc. (b)                                16,200         453,762
                                                                  --------------

AUTO PARTS (2.6%)
Gentex Corp. (b)                                          20,100         607,020
                                                                  --------------

BANKING & FINANCIAL SERVICES (4.8%)
Hudson United Bancorp                                      7,000         233,380
Investors Financial Services Corp.                         8,800         191,928
Raymond James Financial, Inc.                             14,000         401,520
SEI Investments Co.                                       10,500         276,465
                                                                  --------------
                                                                       1,103,293
                                                                  --------------

BUILDING PRODUCTS (3.2%)
Simpson Manufacturing Co., Inc. (b)                       13,500         474,120
Valspar Corp.                                              6,100         263,459
                                                                  --------------
                                                                         737,579
                                                                  --------------

BUSINESS EQUIPMENT & SERVICES (4.6%)
Acxiom Corp. (b)                                          20,500         286,180
American Management Systems, Inc. (b)                     18,300         225,090
Global Payments, Inc.                                      6,900         213,969
Right Management Consultants, Inc. (b)                    26,500         331,250
                                                                  --------------
                                                                       1,056,489
                                                                  --------------

CHEMICALS (1.9%)
Spartech Corp.                                            20,400         441,660
                                                                  --------------

COMMERCIAL SERVICES (1.4%)
Tetra Tech, Inc. (b)                                      20,800         322,400
                                                                  --------------

COMPUTER SOFTWARE (6.9%)
ANSYS, Inc. (b)                                           15,500         409,975
Autodesk, Inc.                                            15,900         247,404
Verisity Ltd. (b)                                         21,100         247,503
Verity, Inc. (b)                                          36,500         603,345
Wind River Systems, Inc. (b)                              26,600          88,046
                                                                  --------------
                                                                       1,596,273
                                                                  --------------

DISTRIBUTION/WHOLESALE (1.0%)
ScanSource, Inc. (b)                                      11,800         234,938
                                                                  --------------

DIVERSIFIED OPERATIONS (2.1%)
Teleflex, Inc.                                            12,800         491,392
                                                                  --------------

ELECTRONIC COMPONENTS/INSTRUMENTS (4.1%)
Black Box Corp.                                            4,800         152,400
Zebra Technologies Corp.-- Class A (b)                    11,800         786,706
                                                                  --------------
                                                                         939,106
                                                                  --------------

ENERGY (4.0%)
Atwood Oceanics, Inc. (b)                                 11,000         286,550
Newfield Exploration Co. (b)                              12,000  $      412,680
Patina Oil & Gas Corp.                                     6,600         227,898
                                                                  --------------
                                                                         927,128
                                                                  --------------

ENVIRONMENTAL SERVICES (2.3%)
Stericycle, Inc. (b)                                      13,700         538,273
                                                                  --------------

FOOD & BEVERAGES (2.9%)
United Natural Foods, Inc. (b)                            22,700         662,613
                                                                  --------------

HEALTH CARE (21.2%)
Advanced Neuromodulation
   Systems, Inc. (b)                                       6,300         263,781
AdvancePCS, Inc. (b)                                      13,600         408,816
ArthroCare Corp. (b)                                      13,700         209,336
Barr Laboratories, Inc. (b)                                8,150         453,140
Cooper Cos., Inc. (The)                                   16,200         451,980
Exactech, Inc. (b)                                        24,800         388,120
IDEXX Laboratories, Inc. (b)                               9,900         386,100
K-V Pharmaceutical Co.-- Class A (b)                      27,300         613,978
Patterson Dental Co. (b)                                  14,800         594,516
Pharmaceutical Product
   Development, Inc. (b)                                   7,500         196,275
Sunrise Assisted Living, Inc. (b)                         15,200         410,400
SurModics, Inc. (b)                                        5,800         210,772
Young Innovations, Inc. (b)                               15,600         347,100
                                                                  --------------
                                                                       4,934,314
                                                                  --------------

INSURANCE (1.8%)
HCC Insurance Holdings, Inc.                              14,800         407,000
                                                                  --------------

REAL ESTATE (1.3%)
Cousins Properties, Inc.                                  11,600         304,616
                                                                  --------------

RESTAURANTS (5.1%)
Buca, Inc. (b)                                            26,500         152,375
RARE Hospitality International, Inc. (b)                  20,400         594,252
Sonic Corp. (b)                                           16,100         434,861
                                                                  --------------
                                                                       1,181,488
                                                                  --------------

RETAIL (11.5%)
Chico's FAS, Inc. (b)                                     13,200         321,288
Fred's, Inc.                                              21,700         704,165
Hot Topic, Inc. (b)                                       13,900         339,855
Tiffany & Co.                                             22,700         629,698
Whole Foods Market, Inc. (b)                              11,300         670,768
                                                                  --------------
                                                                       2,665,774
                                                                  --------------

SEMICONDUCTOR EQUIPMENT (2.4%)
Cymer, Inc. (b)                                           11,800         336,890
Photronics, Inc. (b)                                      17,200         216,204
                                                                  --------------
                                                                         553,094
                                                                  --------------

                                                         SHARES       VALUE
                                                       ---------  --------------
SEMICONDUCTORS (1.1%)
Actel Corp. (b)                                            9,800  $      194,138
TriQuint Semiconductor, Inc. (b)                          20,200          70,902
                                                                  --------------
                                                                         265,040
                                                                  --------------

TRANSPORTATION & SHIPPING (6.3%)
Expeditors International of
   Washington, Inc.                                       20,600         748,995
Knight Transportation, Inc. (b)                           29,700         715,770
                                                                  --------------
                                                                       1,464,765
                                                                  --------------

TOTAL COMMON STOCKS
   (Cost $20,356,759)                                                 22,157,250
                                                                  --------------

INVESTMENT COMPANIES (1.6%)

                                                         SHARES       VALUE
                                                       ---------  --------------
Goldman Sachs Financial Square
   Prime Money Market Fund                               474,765  $      474,765
Provident Institutional Temporary
   Investment Fund                                       474,765         474,765
                                                                  --------------

TOTAL INVESTMENT COMPANIES
   (Cost $949,530)                                                       949,530
                                                                  --------------

TOTAL INVESTMENTS
   (Cost $21,306,289) (a)-- 99.8%                                     23,106,780

Other assets in excess of liabilities-- 0.2%                              44,244
                                                                  --------------

NET ASSETS-- 100.0%                                               $   23,151,024
                                                                  ==============

----------

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                  $  2,694,777
     Unrealized depreciation                      (894,286)
                                              ------------
     Net unrealized appreciation              $  1,800,491
                                              ============

     Aggregate cost for federal income tax purposes is the same.

(b) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.                                SCHEDULE OF PORTFOLIO INVESTMENTS
RBC GOVERNMENT INCOME FUND                                        APRIL 30, 2003

U.S. GOVERNMENT AGENCY OBLIGATIONS (103.3%)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                      ------------  ------------
FANNIE MAE (44.5%)
1.17%, 5/19/03                                        $  1,400,000  $  1,399,136
6.50%, 8/15/04                                           2,415,000     2,576,271
3.88%, 3/15/05                                           2,000,000     2,087,242
5.25%, 6/15/06                                             970,000     1,057,980
4.38%, 10/15/06                                          1,945,000     2,073,668
5.00%, 1/15/07                                           2,500,000     2,718,817
5.25%, 4/15/07                                             440,000       483,058
6.13%, 3/15/12                                             400,000       459,789
4.50%, 3/1/18, TBA                                       1,000,000     1,014,400
                                                                    ------------
                                                                      13,870,361
                                                                    ------------

FEDERAL HOME LOAN BANK (25.8%)
4.13%, 11/15/04                                          4,000,000     4,162,256
2.50%, 3/15/06                                           1,000,000     1,009,481
5.38%, 5/15/06                                           2,000,000     2,182,568
5.75%, 5/15/12                                             400,000       449,524
4.50%, 11/15/12                                            250,000       255,693
                                                                    ------------
                                                                       8,059,522
                                                                    ------------

FREDDIE MAC (29.5%)
5.50%, 7/15/06                                             395,000       434,450
4.88%, 3/15/07                                           1,000,000     1,084,621
5.75%, 3/15/09                                           5,000,000     5,639,949
5.00%, 5/3/18, TBA                                       1,500,000     1,545,938
4.50%, 6/1/18, TBA                                         500,000       504,375
                                                                    ------------
                                                                       9,209,333
                                                                    ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.5%)
5.28%, 11/16/15                                          1,000,000     1,082,047
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $30,441,999)                                                 32,221,263
                                                                    ------------

INVESTMENT COMPANIES (3.2%)

                                                         SHARES        VALUE
                                                      ------------  ------------
Goldman Financial Square Treasury
   Short-Term Money Market Fund                            497,401  $    497,401
Provident Institutional Temporary
   Investment Fund                                         497,400       497,400
                                                                    ------------

TOTAL INVESTMENT COMPANIES
   (Cost $994,801)                                                       994,801
                                                                    ------------

TOTAL INVESTMENTS
   (Cost $31,436,800) (a)-- 106.5%                                    33,216,064
                                                                    ------------

Liabilities in excess of other assets-- (6.5)%                        (2,019,379)
                                                                    ------------
NET ASSETS-- 100.0%                                                 $ 31,196,685
                                                                    ============

----------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:


     Unrealized appreciation                  $  1,779,310
     Unrealized depreciation                           (46)
                                              ------------
     Net unrealized appreciation              $  1,779,264
                                              ============

     Aggregate cost for federal income tax purposes is the same.

TBA -- To be announced.

                        SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.                                SCHEDULE OF PORTFOLIO INVESTMENTS
RBC QUALITY INCOME FUND                                           APRIL 30, 2003

ASSET BACKED SECURITIES (3.8%)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                      ------------  ------------
BANKING & FINANCIAL SERVICES (2.6%)
CIT RV Trust, Series 1999-A, Class A3,
   5.96%, 4/15/11                                     $    262,092  $    266,549
GMAC Commercial Mortgage
   Securities, Inc., Series 1998-C1,
   Class A1, 6.41%, 5/15/30                                780,830       828,702
Green Tree Recreational, Equipment &
   Consumer Trust, Series 1997-C,
   Class A1, 6.49%, 2/15/18                                 88,185        88,374
The Money Store Home Equity Trust,
   Series 1996-A, Class A7, 7.36%,
   3/15/24                                                  58,200        58,380
                                                                    ------------
                                                                       1,242,005
                                                                    ------------

UTILITIES (1.2%)
Peco Energy Transition Trust, Series 2001-A,
   Class A1, 6.52%, 12/31/10                               500,000       575,364
                                                                    ------------

TOTAL ASSET BACKED SECURITIES
   (Cost $1,781,771)                                                   1,817,369
                                                                    ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%)

BANKING & FINANCIAL SERVICES (2.3%)
Residential Accredit Loans, Inc.,
   Series 2002-QS9, Class A3, 6.50%,
   7/25/32                                                 631,885       642,983
Washington Mutual, Inc., Series 2002-AR10,
   Class A6, 4.82%, 10/25/32                               475,000       490,320
                                                                    ------------

TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $1,142,005)                                                   1,133,303
                                                                    ------------

COMMERCIAL PAPER (2.1%)

BANKING & FINANCIAL SERVICES (2.1%)
Verizon Network Funding Corp.,
   1.22%, 6/12/03                                        1,000,000       998,543
                                                                    ------------

TOTAL COMMERCIAL PAPER
   (Cost $998,577)                                                       998,543
                                                                    ------------

CORPORATE BONDS (54.0%)

AIRLINES (0.9%)
American Airlines, Inc., Series 1999-1,
   7.02%, 10/15/09                                         500,000       419,306
                                                                    ------------

AUTOMOTIVE (0.3%)
Ford Motor Co., 7.45%, 7/16/31                             155,000       137,955
                                                                    ------------

BANKING & FINANCIAL SERVICES (23.4%)
American Financial Group, 7.13%,
   4/15/09                                                 200,000       189,385
Bank One Corp., 7.60%, 5/1/07                              350,000       404,529
Bank One NA Illinois, 5.50%, 3/26/07                       280,000       306,676
BankAmerica Corp., 6.38%, 2/15/08                          500,000       565,366
BankBoston NA, 7.38%, 9/15/06                              200,000       227,562
BB&T Corp., 6.38%, 6/30/05                                 500,000       543,672
Capital One Bank Co., 6.65%, 3/15/04                       200,000       206,086
CitiFinancial Credit Co., 6.75%, 7/1/07               $    215,000  $    244,046
Citigroup, Inc., 7.25%, 10/1/10                            250,000       296,372
Citigroup, Inc., 6.63%, 6/15/32                            105,000       118,550
Countrywide Home Loan, Series K,
   MTN, 5.50%, 2/1/07                                      250,000       269,851
Donaldson, Lufkin & Jenrette, Inc.,
   6.88%, 11/1/05                                          200,000       219,248
European Investment Bank, MTN,
   4.88%, 9/6/06                                           250,000       270,594
Ford Motor Credit Co., 7.38%, 2/1/11                       200,000       202,750
General Electric Capital Corp., Series A,
   MTN, 6.13%, 2/22/11                                     250,000       278,311
General Motors Acceptance Corp.,
   MTN, 8.38%, 2/22/05                                     500,000       539,958
Goldman Sachs Group, Inc., Series B,
   MTN, 7.35%, 10/1/09                                     250,000       293,119
Household Financial Corp., 5.75%,
   1/30/07                                                 500,000       543,316
International Bank for Reconstruction &
   Development, 4.38%, 9/28/06                             500,000       531,638
JP Morgan Chase & Co., 7.25%, 6/1/07                       250,000       285,240
KeyCorp, 6.75%, 3/15/06                                    500,000       556,509
KFW International Finance, Inc., 4.75%,
   1/24/07,                                                200,000       214,775
Lehman Brothers Holdings, 7.75%,
   1/15/05                                                 500,000       546,649
Mellon Funding Corp., 7.50%, 6/15/05                       200,000       223,689
Merrill Lynch & Co., Inc., 6.38%, 10/15/08                 500,000       560,478
SunTrust Bank, Inc., 6.38%, 4/1/11                         250,000       285,635
Synovus Financial Corp., 7.25%,
   12/15/05                                                500,000       561,853
Tyco Capital Corp., 7.63%, 8/16/05                         500,000       546,950
U.S. Bancorp., 8.00%, 7/2/04                               500,000       536,198
Wachovia Corp., 7.45%, 7/15/05                             500,000       557,830
Washington Mutual, Inc., 5.63%, 1/15/07                    200,000       218,332
                                                                    ------------
                                                                      11,345,167
                                                                    ------------

CABLE (1.9%)
Comcast Corp., 8.88%, 4/1/07                               300,000       321,982
Comcast Corp., 5.50%, 3/15/11                              150,000       154,737
TCI Communications, Inc., 9.65%,
   10/1/03                                                 419,000       419,331
                                                                    ------------
                                                                         896,050
                                                                    ------------

CHEMICALS (1.2%)
E.I. Du Pont de Nemours & Co.,
   8.25%, 9/15/06                                          500,000       590,719
                                                                    ------------

COMMERCIAL SERVICES (1.1%)
First Data Corp., 4.70%, 11/1/06                           500,000       529,802
                                                                    ------------

COMPUTER INDUSTRY (0.6%)
IBM Corp., 4.88%, 10/1/06                                  250,000       268,936
                                                                    ------------

CONSUMER GOODS & SERVICES (0.6%)
Kimberly-Clark Corp., 5.63%, 2/15/12                       250,000       273,797
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                      ------------  ------------
ELECTRIC - INTEGRATED (1.4%)
American Electric Power Co., Inc.,
   Series A, 6.13%, 5/15/06                           $    135,000  $    145,800
Constellation Energy Group, 7.60%,
   4/1/32                                                  250,000       298,687
Progress Energy, Inc., 5.85%, 10/30/08                     200,000       219,011
                                                                    ------------
                                                                         663,498
                                                                    ------------

ENERGY (1.2%)
BP Canada Energy Co., 6.75%, 2/15/05                       200,000       216,499
Kinder Morgan Energy Partners LP,
   7.75%, 3/15/32                                          150,000       183,869
Tosco Corp., 7.80%, 1/1/27                                 150,000       186,975
                                                                    ------------
                                                                         587,343
                                                                    ------------

FOOD & BEVERAGES (2.4%)
Coca-Cola Enterprises, 5.38%, 8/15/06                      500,000       545,441
Diageo PLC, 7.13%, 9/15/04                                 250,000       267,740
General Mills, Inc., 5.13%, 2/15/07                        300,000       323,111
                                                                    ------------
                                                                       1,136,292
                                                                    ------------

FOREIGN AGENCIES (1.9%)
Canadian Government, 5.25%, 11/5/08                        250,000       278,084
Ontario Province, 5.50%, 10/1/08                           250,000       277,436
Republic of Italy, MTN, 6.00%, 2/22/11                     300,000       341,165
                                                                    ------------
                                                                         896,685
                                                                    ------------

HEALTH CARE (0.5%)
Wyeth, 6.25%, 3/15/06                                      200,000       221,118
                                                                    ------------

INSURANCE (1.1%)
AIG SunAmerica, Inc., MTN, 5.75%,
   2/16/09                                                 500,000       537,359
                                                                    ------------

MACHINERY & EQUIPMENT (0.5%)
Caterpillar, Inc., 7.25%, 9/15/09                          200,000       238,932
                                                                    ------------

MEDIA (2.0%)
AOL Time Warner, Inc., 8.11%, 8/15/06                      400,000       445,378
News America Holdings, Inc., 7.70%,
   10/30/25                                                130,000       146,888
Time Warner Entertainment Co. LP,
   8.88%, 10/1/12                                          180,000       226,585
Time Warner, Inc., 6.95%, 1/15/28                          125,000       128,303
                                                                    ------------
                                                                         947,154
                                                                    ------------

METALS (0.2%)
Inco Ltd., 7.75%, 5/15/12                                  100,000       115,378
                                                                    ------------

PAPER PRODUCTS (0.4%)
International Paper Co., 6.13%, 11/1/03                    200,000       204,577
                                                                    ------------

REAL ESTATE (0.4%)
EOP Operating LP, 6.50%, 6/15/04                           200,000       209,680
                                                                    ------------

RESEARCH & DEVELOPMENT (0.9%)
Science Applications International Corp.,
   6.25%, 7/1/12                                           385,000       418,798
                                                                    ------------

RESTAURANTS (1.2%)
Darden Restaurants, Inc., 8.38%, 9/15/05                   500,000       564,839
                                                                    ------------

RETAIL (2.5%)
Kroger Co., 7.38%, 3/1/05                             $    200,000  $    216,181
Safeway, Inc., 7.25%, 9/15/04                              200,000       213,268
Target Corp., 7.50%, 2/15/05                               500,000       548,958
Wal-Mart Stores, Inc., 6.88%, 8/10/09                      250,000       296,039
                                                                    ------------
                                                                       1,274,446
                                                                    ------------

TELECOMMUNICATIONS (2.6%)
AT&T Wireless Services, Inc., 8.75%,
   3/1/31                                                  100,000       124,524
British Telecom PLC, 7.88%, 12/15/05                       250,000       283,405
Citizens Communications Co., 9.25%,
   5/15/11                                                  75,000        94,794
Deutsche Telekom International Finance,
   8.25%, 6/15/05                                          250,000       277,724
SBC Communications, Inc., 5.88%,
   2/1/12                                                  250,000       274,062
Sprint Capital Corp., 6.88%, 11/15/28                      250,000       231,250
                                                                    ------------
                                                                       1,285,759
                                                                    ------------

TEXTILES (1.2%)
VF Corp., 8.10%, 10/1/05                                   500,000       563,034
                                                                    ------------

TOBACCO (0.4%)
Philip Morris Cos., Inc., 7.00%, 7/15/05                   200,000       204,423
                                                                    ------------

TRANSPORTATION & SHIPPING (2.0%)
Atlas Air, Inc., Series 1999-1, Class A1,
   7.20%, 1/2/19                                           222,111       165,832
Burlington Northern Santa Fe Corp.,
   Series H, 9.25%, 10/1/06                                500,000       578,145
Union Pacific Corp., 5.84%, 5/25/04                        220,000       228,562
                                                                    ------------
                                                                         972,539
                                                                    ------------

UTILITIES (1.2%)
Niagra Mohawk Power Co., 7.75%,
   5/15/06                                                 500,000       566,499
                                                                    ------------

TOTAL CORPORATE BONDS
   (Cost $24,260,291)                                                 26,070,085
                                                                    ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (30.3%)

FANNIE MAE (13.4%)
5.38%, 11/15/11                                            340,000       372,549
4.38%, 9/15/12                                             325,000       328,833
4.63%, 5/1/13                                              235,000       236,392
5.00%, 8/1/17                                              461,444       476,999
5.50%, 8/1/17                                              874,807       910,659
7.00%, 2/1/26                                            1,818,294     1,929,810
6.50%, 5/1/29                                              370,977       387,971
6.63%, 11/15/30                                            700,000       837,733
5.50%, 6/1/33, TBA                                       1,000,000     1,023,125
                                                                    ------------
                                                                       6,504,071
                                                                    ------------

FEDERAL HOME LOAN BANK (0.4%)
3.38%, 2/15/08                                             200,000       203,753
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                      ------------  ------------
FREDDIE MAC (8.7%)
5.50%, 2/15/26                                        $  1,000,000  $  1,042,400
6.00%, 11/1/32                                           2,041,257     2,125,642
5.50%, 12/1/32                                             980,178     1,008,978
                                                                    ------------
                                                                       4,177,020
                                                                    ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (6.0%)
5.28%, 11/16/15                                            210,000       227,230
3.31%, 4/16/17                                             255,206       260,437
4.70%, 12/16/24                                            500,000       519,588
6.00%, 9/20/31                                             255,412       266,487
7.00%, 4/15/32                                             314,494       333,526
7.50%, 7/15/32                                             602,188       642,820
6.00%, 10/20/32                                            612,713       639,277
                                                                    ------------
                                                                       2,889,365
                                                                    ------------

TENNESSEE VALLEY AUTHORITY (1.8%)
6.25%, 12/15/17, Series E                                  750,000       862,538
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $14,258,613)                                                 14,636,747
                                                                    ------------

U.S. TREASURY BONDS (3.9%)
5.63%, 5/15/08                                             225,000       254,083
5.00%, 2/15/11                                           1,000,000     1,097,031
3.88%, 2/15/13                                             525,000       525,697
                                                                    ------------
TOTAL U.S. TREASURY NOTES
   (Cost $1,846,458)                                                   1,876,811
                                                                    ------------

U.S. TREASURY BONDS (3.8%)
7.88%, 2/15/21                                             500,000       691,289
6.00%, 2/15/26                                              70,000        80,861
5.50%, 8/15/28                                             750,000       815,331
5.38%, 2/15/31                                             225,000       245,514
                                                                    ------------

TOTAL U.S. TREASURY BONDS
   (Cost $1,779,020)                                                   1,832,995
                                                                    ------------

INVESTMENT COMPANIES (1.2%)

                                                         SHARES        VALUE
                                                      ------------  ------------
Goldman Sachs Financial Square Prime
   Money Market Fund                                       292,026  $    292,026
Provident Institutional Temporary
   Investment Fund                                         292,026       292,026
                                                                    ------------

TOTAL INVESTMENT COMPANIES
   (Cost $584,052)                                                       584,052
                                                                    ------------

TOTAL INVESTMENTS
   (Cost $46,650,787) (a) 101.4%                                      48,949,905

Liabilities in excess of other assets-- (1.4)%                          (677,026)
                                                                    ------------
NET ASSETS-- 100.0%                                                 $ 48,272,879
                                                                    ============

----------

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                  $  2,453,241
     Unrealized depreciation                      (154,123)
                                              ------------
     Net unrealized appreciation              $  2,299,118
                                              ============

     Aggregate cost for federal income tax purposes is the same.

MTN -- Medium Term Note
PLC -- Public Limited Co.
TBA -- To be announced.

                       SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.                                SCHEDULE OF PORTFOLIO INVESTMENTS
RBC NORTH CAROLINA TAX-FREE BOND FUND                             APRIL 30, 2003

NORTH CAROLINA MUNICIPAL OBLIGATIONS (94.7%)

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                      ------------  ------------
Burlington County GO, 5.20%, 2/1/14,
   Callable 2/1/10 @ 102, (AMBAC
   Insured)                                           $    400,000  $    442,544
Cabarrus County CP, 5.50%, 4/1/15,
   Callable 4/1/11 @ 102                                   500,000       562,865
Cabarrus County GO, 5.30%, 2/1/08,
   Callable 2/1/07 @ 100.5, (MBIA
   Insured)                                                935,000     1,036,952
Catawba County Memorial Hospital
   Project Revenue, 4.40%, 10/1/08,
   (AMBAC Insured)                                       1,000,000     1,093,600
Centennial Authority Hotel Tax
   Revenue, Arena Project, 4.65%,
   9/1/06, (FSA Insured)                                 1,000,000     1,093,320
Charlotte GO, Series A, 4.75%, 2/1/10,
   Callable 2/1/08 @ 101                                   435,000       471,175
Charlotte Water & Sewer System
   Revenue, Series A, 4.38%, 7/1/15                        250,000       265,395
Charlotte-Mecklenberg Health Care
   Systems Revenue, Series A, 4.90%,
   1/15/10, Callable 1/15/07 @ 102                       1,000,000     1,067,170
Cumberland County CP, Series A, 6.20%,
   12/1/07, Prerefunded 12/1/04 @ 102,
   (AMBAC Insured)                                       1,535,000     1,685,323
Cumberland County Hospital Facilities
   Revenue, 5.25%, 10/1/10, Callable
   10/1/09 @ 101                                           500,000       546,810
Dare County CP, Series A, 4.50%,
   5/1/04, (MBIA Insured)                                  500,000       516,740
Fayetteville Public Works Commission
   Revenue, Series A, 5.25%, 3/1/08,
   Callable 3/1/05 @ 102, (AMBAC
   Insured)                                              1,280,000     1,388,723
High Point Water & Sewer System GO,
   4.50%, 6/1/16, Callable 6/1/12 @ 101,
   (MBIA Insured)                                          250,000       262,190
Iredell County Memorial Hospital
   Revenue, 5.10%, 10/1/11, Callable
   10/1/07 @ 101, (AMBAC Insured)                        1,000,000     1,095,150
Lincoln County GO, 4.70%, 6/1/17,
   Callable 6/1/12 @ 101, (FGIC Insured)                   250,000       264,400
New Hanover County Hospital Revenue,
   Regional Medical Center Project,
   4.25%, 10/1/10, Callable
   10/1/09 @ 101, (MBIA Insured)                           500,000       534,525
North Carolina Educational Facilities
   Finance Agency Revenue, Wake Forest
   University Project, 5.00%, 11/1/12,
   Callable 11/1/07 @ 102                                  500,000       548,740
North Carolina Housing Finance Agency
   Home Ownership Revenue, Series A1,
   4.75%, 1/1/05, AMT                                 $    500,000  $    522,960
North Carolina Housing Finance Agency
   Home Ownership Revenue, Series 4A,
   4.45%, 1/1/07, AMT                                      240,000       255,264
North Carolina Housing Finance Agency
   Home Ownership Revenue, Series 4A,
   4.45%, 7/1/07, AMT                                      240,000       256,742
North Carolina Housing Finance Agency
   Home Ownership Revenue, Series 13A,
   4.95%, 7/1/14, Callable 7/1/11 @ 100,
   AMT                                                     250,000       260,380
North Carolina Medical Care
   Community Health Care Facilities
   Revenue, Scotland Memorial Hospital
   Project, 4.75%, 10/1/05, (Radian
   Insured)                                                500,000       533,290
North Carolina Medical Care
   Community Hospital Revenue,
   Southeastern Regional Medical Center
   Project, 5.75%, 6/1/13, Callable
   6/1/09 @ 102                                            525,000       575,542
North Carolina Medical Care
   Community Hospital Revenue, Moore
   Regional Hospital Project, 5.20%,
   10/1/13, Callable 10/1/03 @ 102                         300,000       311,103
North Carolina Municipal Power
   Agency #1, Catawba Electric Revenue,
   5.25%, 1/1/09, (MBIA-IBC Insured)                     1,500,000     1,687,169
North Carolina State GO, Series A,
   4.75%, 4/1/14, Callable 4/1/08 @ 102                    250,000       266,678
North Carolina State Public School
   Building GO, 4.60%, 4/1/13,
   Callable 4/1/09 @ 102                                   250,000       267,888
Pitt County Memorial Hospital
   Revenue, 5.38%, 12/1/10, Callable
   12/1/05 @ 102, Escrowed to Maturity                   1,000,000     1,107,670
Pitt County Public Facilities CP, Series
   A, 5.35%, 4/1/07, (MBIA Insured)                        625,000       699,781
Raleigh Durham Airport Authority
   Revenue, Series A, 5.25%, 11/1/12,
   Callable 5/1/11 @ 101, (FGIC Insured)                   500,000       561,160
Stanly County GO, 4.60%, 2/1/14,
   Callable 2/1/11 @ 101.5 (AMBAC
   Insured)                                                250,000       267,645
Union County Enterprise System
   Revenue, 5.35%, 6/1/09, Callable
   6/1/06 @ 102, (MBIA Insured)                            500,000       560,680

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                      ------------  ------------
Union County Schools GO, 4.75%,
   3/1/13, Callable 3/1/11 @ 101                      $    250,000  $    270,770
University of North Carolina Greensboro
   Revenue, Series A, 4.63%, 4/1/13,
   Callable 4/1/11 @ 101, (FSA Insured)                    545,000       584,916
Wake County GO, Series A, 4.75%,
   2/1/14, Callable 2/1/11 @ 101.5                         500,000       542,065
Winston Salem CP, Series A, 5.30%,
   6/1/09, Callable 6/1/06 @ 102                         1,000,000     1,119,490
Winston Salem State University
   Housing & Dining Systems Revenue,
   Series B, 4.75%, 1/1/10, Callable
   1/1/09 @ 101, (MBIA Insured)                            500,000       544,320
Winston Salem State University
   Housing & Dining Systems Revenue,
   Series B, 4.85%, 1/1/11, Callable
   1/1/09 @ 101, (MBIA Insured)                            500,000       540,940
                                                                    ------------
TOTAL NORTH CAROLINA MUNICIPAL
   OBLIGATIONS
   (Cost $22,599,183)                                                 24,612,075
                                                                    ------------

INVESTMENT COMPANIES (4.6%)

                                                         SHARES        VALUE
                                                      ------------  ------------
BlackRock North Carolina
   Municipal Money Market
   Portfolio-- Institutional Shares                        599,953  $    599,953
Goldman Sachs Institutional Liquid
   Assets Tax-Free Money Market Fund                       599,953       599,953
                                                                    ------------

TOTAL INVESTMENT COMPANIES
   (Cost $1,199,906)                                                   1,199,906
                                                                    ------------

TOTAL INVESTMENTS
   (Cost $23,799,089) (a)-- 99.3%                                     25,811,981

Other assets in excess of liabilities-- 0.7%                             182,674
                                                                    ------------
NET ASSETS-- 100.0%                                                 $ 25,994,655
                                                                    ============

----------

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                  $  2,012,892
     Unrealized depreciation                            --
                                              ------------
     Net unrealized appreciation              $  2,012,892
                                              ============

           Aggregate cost for federal income tax purposes is the same.

AMBAC AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax
CP -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Corp.
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- MBIA, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.
APRIL 30, 2003

STATEMENTS OF ASSETS AND LIABILITIES


                                                    RBC              RBC              RBC
                                                 LARGE CAP         MID CAP         SMALL CAP
                                                EQUITY FUND      EQUITY FUND      EQUITY FUND
                                               --------------   --------------   --------------
ASSETS:
Investments, at value
   (cost $45,440,920; $159,366,916;
   $21,306,289; $31,436,800;
   $46,650,787; and $23,799,089,
   respectively)                               $   43,955,946   $  150,432,899   $   23,106,780
Interest and dividends receivable                      19,688           91,910              509
Receivable for capital shares issued                       --           76,764           59,580
Receivable for investments sold                     1,744,081          160,948               --
Prepaid expenses                                        9,948           17,766           13,144
                                               --------------   --------------   --------------
   Total Assets                                    45,729,663      150,780,287       23,180,013
                                               --------------   --------------   --------------

LIABILITIES:
Payable to custodian                                  548,491               --               --
Distributions payable                                      --               --               --
Payable for capital shares redeemed                        --            1,408            5,000
Payable for investments purchased                          --               --               --
Accrued expenses and other payables:
   Investment advisory fees                             2,589            8,552            1,314
   Administration fees                                    555            1,833              282
   Distribution fees                                    3,261           15,380            2,625
   Other                                               24,549           59,153           19,768
                                               --------------   --------------   --------------
   Total Liabilities                                  579,445           86,326           28,989
                                               --------------   --------------   --------------
   Net Assets                                      45,150,218      150,693,961       23,151,024
                                               ==============   ==============   ==============

NET ASSETS CONSIST OF:
Capital                                            91,520,817      172,743,170       25,023,218
Distributions in excess of net investment
   income                                                  --               --               --
Accumulated net realized gains (losses)
   from investment transactions and futures
   contracts                                      (44,885,625)     (13,115,192)      (3,672,685)
Net unrealized appreciation (depreciation)
   on investments                                  (1,484,974)      (8,934,017)       1,800,491
                                               --------------   --------------   --------------
   Net Assets                                  $   45,150,218   $  150,693,961   $   23,151,024
                                               ==============   ==============   ==============
NET ASSETS:
Class A                                        $    7,686,218   $   48,806,125   $    4,359,037
Class B                                             2,085,069        7,415,839        2,171,069
Class I                                            35,378,931       94,471,997       16,620,918
                                               --------------   --------------   --------------
   Total                                       $   45,150,218   $  150,693,961   $   23,151,024
                                               ==============   ==============   ==============
SHARES OUTSTANDING:
Class A                                               922,957        5,160,981          431,096
Class B                                               260,291          847,906          226,461
Class I                                             4,222,946        9,817,481        1,621,806
                                               --------------   --------------   --------------
   Total                                            5,406,194       15,826,368        2,279,363
                                               ==============   ==============   ==============
NET ASSET VALUES:
Class A -- Offering and redemption
   price per share                             $         8.33   $         9.46   $        10.11
                                               ==============   ==============   ==============
Class B -- Offering price per share*           $         8.01   $         8.75   $         9.59
                                               ==============   ==============   ==============
Class I -- Offering and redemption price
   per share                                   $         8.38   $         9.62   $        10.25
                                               ==============   ==============   ==============

                                                                                      RBC
                                                    RBC              RBC         NORTH CAROLINA
                                                 GOVERNMENT        QUALITY          TAX-FREE
                                                 INCOME FUND      INCOME FUND       BOND FUND
                                               --------------   --------------   --------------
ASSETS:
Investments, at value
   (cost $45,440,920; $159,366,916;
   $21,306,289; $31,436,800;
   $46,650,787; and $23,799,089,
   respectively)                               $   33,216,064   $   48,949,905   $   25,811,981
Interest and dividends receivable                     311,548          526,391          309,187
Receivable for capital shares issued                    2,210               --               --
Receivable for investments sold                       815,012               --               --
Prepaid expenses                                        8,302            9,830            6,162
                                               --------------   --------------   --------------
   Total Assets                                    34,353,136       49,486,126       26,127,330
                                               --------------   --------------   --------------

LIABILITIES:
Payable to custodian                                       --               --               --
Distributions payable                                  83,080          171,214           76,575
Payable for capital shares redeemed                        85               --           41,295
Payable for investments purchased                   3,052,500        1,021,524               --
Accrued expenses and other payables:
   Investment advisory fees                               768            2,375              748
   Administration fees                                    384              594              278
   Distribution fees                                    1,615              171            1,161
   Other                                               18,019           17,369           12,618
                                               --------------   --------------   --------------
   Total Liabilities                                3,156,451        1,213,247          132,675
                                               --------------   --------------   --------------
   Net Assets                                      31,196,685       48,272,879       25,994,655
                                               ==============   ==============   ==============

NET ASSETS CONSIST OF:
Capital                                            30,343,291       45,323,415       23,813,060
Distributions in excess of net investment
   income                                                  --         (110,040)         (19,969)
Accumulated net realized gains (losses)
   from investment transactions and futures
   contracts                                         (925,870)         760,386          188,672
Net unrealized appreciation (depreciation)
   on investments                                   1,779,264        2,299,118        2,012,892
                                               --------------   --------------   --------------
   Net Assets                                  $   31,196,685   $   48,272,879   $   25,994,655
                                               ==============   ==============   ==============
NET ASSETS:
Class A                                        $    6,232,764   $      500,583   $    4,300,837
Class B                                               589,253          114,026          442,531
Class I                                            24,374,668       47,658,270       21,251,287
                                               --------------   --------------   --------------
   Total                                       $   31,196,685   $   48,272,879   $   25,994,655
                                               ==============   ==============   ==============
SHARES OUTSTANDING:
Class A                                               576,922           48,728          402,015
Class B                                                54,585           11,100           41,348
Class I                                             2,256,460        4,639,655        1,986,516
                                               --------------   --------------   --------------
   Total                                            2,887,967        4,699,483        2,429,879
                                               ==============   ==============   ==============
NET ASSET VALUES:
Class A -- Offering and redemption
   price per share                             $        10.80   $        10.27   $        10.70
                                               ==============   ==============   ==============
Class B-- Offering price per share*            $        10.80   $        10.27   $        10.70
                                               ==============   ==============   ==============
Class I -- Offering and redemption price
   per share                                   $        10.80   $        10.27   $        10.70
                                               ==============   ==============   ==============

----------

*  Redemption price of Class B shares varies based on length of time held.

                        SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.
FOR THE YEAR ENDED APRIL 30, 2003

STATEMENTS OF OPERATIONS

                                                    RBC              RBC              RBC
                                                 LARGE CAP         MID CAP         SMALL CAP
                                                EQUITY FUND      EQUITY FUND      EQUITY FUND
                                               --------------   --------------   --------------
INVESTMENT INCOME:
Interest income                                            --   $       57,285   $        1,283
Dividend income                                $      770,477        1,552,869          136,409
                                               --------------   --------------   --------------
   Total Investment Income                            770,477        1,610,154          137,692
                                               --------------   --------------   --------------
EXPENSES:
Investment advisory fees                              383,705        1,087,728          166,499
Administration fees                                    82,223          233,085           35,678
Distribution fees -- Class A                           39,525          230,855           23,562
Distribution fees -- Class B                           26,553          100,829           25,405
Accounting fees                                        35,710           56,109           37,943
Custodian fees                                         13,707           38,846            5,946
Insurance fees                                          6,749           11,625            1,760
Legal and Audit fees                                   35,565           87,169           20,753
Registration and filing fees                           12,985           28,196           14,584
Shareholder reports                                    14,553           45,091            7,161
Transfer agent fees                                    62,870          160,543           45,936
Directors' fees                                        12,581           34,678            5,370
Other fees                                              3,395            9,119            2,352
                                               --------------   --------------   --------------
   Total expenses before voluntary fee
     reductions                                       730,121        2,123,873          392,949
   Expenses voluntarily reduced by:
     Administrator                                         --               --               --
     Distributor                                      (19,763)        (115,428)         (11,780)
                                               --------------   --------------   --------------
     Net Expenses                                     710,358        2,008,445          381,169
                                               --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                           60,119         (398,291)        (243,477)
                                               --------------   --------------   --------------
REALIZED/UNREALIZED GAINS (LOSSES)
   FROM INVESTMENTS:
Net realized gains (losses) from investment
   transactions and other dispositions            (27,566,941)     (11,194,364)      (3,444,713)
Net realized losses from futures contracts                 --         (964,999)              --
Change in unrealized appreciation
   (depreciation) on investments                   16,236,068      (22,484,146)      (1,538,562)
                                               --------------   --------------   --------------
Net realized/unrealized gains (losses) from
   investments and futures contracts              (11,330,873)     (34,643,509)      (4,983,275)
                                               --------------   --------------   --------------
Change in net assets resulting from
   operations                                  $  (11,270,754)  $  (35,041,800)  $   (5,226,752)
                                               ==============   ==============   ==============

                                                                                      RBC
                                                    RBC              RBC         NORTH CAROLINA
                                                 GOVERNMENT        QUALITY          TAX-FREE
                                                INCOME FUND      INCOME FUND       BOND FUND
                                               --------------   --------------   --------------
INVESTMENT INCOME:
Interest income                                $    1,508,187   $    2,886,520   $    1,260,083
Dividend income                                         6,988           13,265            9,822
                                               --------------   --------------   --------------
   Total Investment Income                          1,515,175        2,899,785        1,269,905
                                               --------------   --------------   --------------
EXPENSES:
Investment advisory fees                               97,719          325,048           98,205
Administration fees                                    48,860           81,262           42,088
Distribution fees--Class A                             28,760            2,435           22,309
Distribution fees--Class B                              5,395            1,135            4,322
Accounting fees                                        32,830           46,496           37,174
Custodian fees                                          8,143           13,543            7,014
Insurance fees                                          2,249            4,655            2,026
Legal and Audit fees                                   25,008           36,238           23,206
Registration and filing fees                           10,410           10,044            8,953
Shareholder reports                                     8,663           13,861            7,557
Transfer agent fees                                    27,097           24,040           13,054
Directors' fees                                         7,485           12,502            6,466
Other fees                                              2,966            4,139            2,646
                                               --------------   --------------   --------------
   Total expenses before voluntary fee
     reductions                                       305,585          575,398          275,020
   Expenses voluntarily reduced by:
     Administrator                                         --               --           (5,611)
     Distributor                                      (15,729)          (1,501)         (12,235)
                                               --------------   --------------   --------------
     Net Expenses                                     289,856          573,897          257,174
                                               --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                        1,225,319        2,325,888        1,012,731
                                               --------------   --------------   --------------
REALIZED/UNREALIZED GAINS (LOSSES)
   FROM INVESTMENTS:
Net realized gains (losses) from investment
   transactions and other dispositions              1,061,545          916,167          276,307
Net realized losses from futures contracts                 --               --               --
Change in unrealized appreciation
   (depreciation) on investments                      569,204        1,645,732          662,001
                                               --------------   --------------   --------------
Net realized/unrealized gains (losses) from
   investments and futures contracts                1,630,749        2,561,899          938,308
                                               --------------   --------------   --------------
Change in net assets resulting from
   operations                                  $    2,856,068   $    4,887,787   $    1,951,039
                                               ==============   ==============   ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      RBC LARGE CAP EQUITY FUND        RBC MID CAP EQUITY FUND
                                                    ------------------------------  ------------------------------
                                                        FOR THE         FOR THE         FOR THE        FOR THE
                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       APRIL 30,       APRIL 30,       APRIL 30,       APRIL 30,
                                                         2003            2002            2003            2002
                                                    --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss)                     $       60,119  $       87,387  $     (398,291) $      (76,946)
   Net realized gains (losses) from investment
     transactions and other dispositions               (27,566,941)     (8,854,106)    (11,194,364)      4,696,059
   Net realized gains (losses) from futures
     contracts                                                  --              --        (964,999)      1,492,500
   Change in unrealized appreciation
     (depreciation) on investments                      16,236,068     (18,261,287)    (22,484,146)      3,423,971
                                                    --------------  --------------  --------------  --------------
Change in net assets from operations                   (11,270,754)    (27,028,006)    (35,041,800)      9,535,584
                                                    --------------  --------------  --------------  --------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income                               (7,430)         (1,637)             --         (12,356)
   From return of capital                                       --          (1,372)             --              --
   From net realized gains from investment
     transactions and futures contracts                         --              --        (431,775)     (2,035,424)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income                                  (84)             --              --              --
   From net realized gains from investment
     transactions and futures contracts                         --              --         (91,773)     (1,192,491)

DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
   From net investment income                             (102,196)        (85,750)             --        (145,048)
   From return of capital                                       --         (71,879)             --              --
   From net realized gains from investment
     transactions and futures contracts                         --              --        (911,429)     (9,260,305)
                                                    --------------  --------------  --------------  --------------
Change in net assets from shareholder
   distributions                                          (109,710)       (160,638)     (1,434,977)    (12,645,624)
                                                    --------------  --------------  --------------  --------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued                          11,064,718      31,076,117      61,900,000     102,401,321
   Dividends reinvested                                     42,295          75,731       1,432,835      12,446,329
   Cost of shares redeemed                             (32,862,438)    (95,631,899)    (60,955,952)    (92,611,842)
                                                    --------------  --------------  --------------  --------------
Change in net assets from capital transactions         (21,755,425)    (64,480,051)      2,376,883      22,235,808
                                                    --------------  --------------  --------------  --------------
Change in net assets                                   (33,135,889)    (91,668,695)    (34,099,894)     19,125,768

NET ASSETS:
   Beginning of year                                    78,286,107     169,954,802     184,793,855     165,668,087
                                                    --------------  --------------  --------------  --------------
   End of year                                      $   45,150,218  $   78,286,107  $  150,693,961  $  184,793,855
                                                    ==============  ==============  ==============  ==============
SHARE TRANSACTIONS:
   Issued                                                1,337,028       2,909,205       6,443,976       8,804,054
   Reinvested                                                4,865           6,853         153,085       1,129,994
   Redeemed                                             (3,849,492)     (9,106,251)     (6,461,774)     (8,023,185)
                                                    --------------  --------------  --------------  --------------
Change in shares transactions                           (2,507,599)     (6,190,193)        135,287       1,910,863
                                                    ==============  ==============  ==============  ==============

                                                      RBC SMALL CAP EQUITY FUND
                                                    ------------------------------
                                                       FOR THE         FOR THE
                                                      YEAR ENDED      YEAR ENDED
                                                       APRIL 30,       APRIL 30,
                                                         2003            2002
                                                    --------------  --------------
FROM INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss)                     $     (243,477) $     (271,396)
   Net realized gains (losses) from investment
     transactions and other dispositions                (3,444,713)      1,643,257
   Net realized gains (losses) from futures
     contracts                                                  --              --
   Change in unrealized appreciation
     (depreciation) on investments                      (1,538,562)        902,863
                                                    --------------  --------------
Change in net assets from operations                    (5,226,752)      2,274,724
                                                    --------------  --------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income                                   --              --
   From return of capital                                       --              --
   From net realized gains from investment
     transactions and futures contracts                         --         (78,683)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income                                   --              --
   From net realized gains from investment
     transactions and futures contracts                         --         (54,038)

DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
   From net investment income                                   --              --
   From return of capital                                       --              --
   From net realized gains from investment
     transactions and futures contracts                         --        (319,843)
                                                    --------------  --------------
Change in net assets from shareholder
   distributions                                                --        (452,564)
                                                    --------------  --------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued                          11,572,346       8,855,547
   Dividends reinvested                                         --         451,077
   Cost of shares redeemed                             (11,858,931)    (15,370,830)
                                                    --------------  --------------
Change in net assets from capital transactions            (286,585)     (6,064,206)
                                                    --------------  --------------
Change in net assets                                    (5,513,337)     (4,242,046)

NET ASSETS:
   Beginning of year                                    28,664,361      32,906,407
                                                    --------------  --------------
   End of year                                      $   23,151,024  $   28,664,361
                                                    ==============  ==============
SHARE TRANSACTIONS:
   Issued                                                1,151,705         756,814
   Reinvested                                                   --          40,239
   Redeemed                                             (1,195,656)     (1,317,503)
                                                    --------------  --------------
Change in shares transactions                              (43,951)       (520,450)
                                                    ==============  ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                RBC                             RBC
                                                            GOVERNMENT                        QUALITY
                                                            INCOME FUND                      INCOME FUND
                                                    ------------------------------  ------------------------------
                                                        FOR THE        FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                       APRIL 30,      APRIL 30,       APRIL 30,       APRIL 30,
                                                         2003           2002             2003            2002
                                                    --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
Operations:
   Net investment income                            $    1,225,319  $    2,069,404  $    2,325,888  $    4,331,930
   Net realized gains from investment transactions
     and other dispositions                              1,061,545         686,800         916,167         247,716
   Net change in unrealized appreciation
     (depreciation) on investment transactions             569,204        (353,343)      1,645,732      (1,637,565)
                                                    --------------  --------------  --------------  --------------
Change in net assets from operations                     2,856,068       2,402,861       4,887,787       2,942,081
                                                    --------------  --------------  --------------  --------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income                             (204,394)       (258,425)        (21,149)        (24,138)
   From net realized gains from investment
     transactions                                               --              --            (517)         (3,533)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income                              (16,464)        (17,189)         (4,338)         (4,292)
   From net realized gains from investment
     transactions                                               --              --            (128)           (692)
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
   From net investment income                           (1,004,461)     (1,793,790)     (2,445,484)     (4,393,079)
   From net realized gains from investment
     transactions                                               --              --         (61,931)       (550,831)
                                                    --------------  --------------  --------------  --------------
Change in net assets from shareholder
   distributions                                        (1,225,319)     (2,069,404)     (2,533,547)     (4,976,565)
                                                    --------------  --------------  --------------  --------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued                          18,519,228      22,172,192      14,829,282      37,676,462
   Dividends reinvested                                    640,450       1,434,425         802,986       2,259,846
   Cost of shares redeemed                             (19,436,211)    (33,418,521)    (35,226,442)    (50,564,296)
                                                    --------------  --------------  --------------  --------------
Change in net assets from capital transactions            (276,533)     (9,811,904)    (19,594,174)    (10,627,988)
                                                    --------------  --------------  --------------  --------------
Change in net assets                                     1,354,216      (9,478,447)    (17,239,934)    (12,662,472)

NET ASSETS:
   Beginning of year                                    29,842,469      39,320,916      65,512,813      78,175,285
                                                    --------------  --------------  --------------  --------------
   End of year                                      $   31,196,685  $   29,842,469  $   48,272,879  $   65,512,813
                                                    ==============  ==============  ==============  ==============
SHARE TRANSACTIONS:
   Issued                                                1,749,231       2,158,219       1,475,219       3,724,661
   Reinvested                                               60,389         139,621          79,935         223,736
   Redeemed                                             (1,829,882)     (3,268,250)     (3,512,536)     (5,060,494)
                                                    --------------  --------------  --------------  --------------
Change in shares transactions                              (20,262)       (970,410)     (1,957,382)     (1,112,097)
                                                    ==============  ==============  ==============  ==============

                                                                RBC
                                                           NORTH CAROLINA
                                                          TAX-FREE BOND FUND
                                                    ------------------------------
                                                       FOR THE         FOR THE
                                                     YEAR ENDED      YEAR ENDED
                                                      APRIL 30,       APRIL 30,
                                                        2003            2002
                                                    --------------  --------------
FROM INVESTMENT ACTIVITIES:
Operations:
   Net investment income                            $    1,012,731  $    1,153,357
   Net realized gains from investment transactions
     and other dispositions                                276,307         233,761
   Net change in unrealized appreciation
     (depreciation) on investment transactions             662,001         398,676
                                                    --------------  --------------
Change in net assets from operations                     1,951,039       1,785,794
                                                    --------------  --------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income                             (152,357)       (159,966)
   From net realized gains from investment
     transactions                                          (17,628)        (45,676)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income                              (12,581)        (14,049)
   From net realized gains from investment
     transactions                                           (1,713)         (4,648)
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
   From net investment income                             (847,793)       (979,342)
   From net realized gains from investment
     transactions                                          (91,581)       (231,890)
                                                    --------------  --------------
Change in net assets from shareholder
   distributions                                        (1,123,653)     (1,435,571)
                                                    --------------  --------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued                           3,005,523       7,462,373
   Dividends reinvested                                    279,172         459,345
   Cost of shares redeemed                              (9,055,257)    (11,220,437)
                                                    --------------  --------------
Change in net assets from capital transactions          (5,770,562)     (3,298,719)
                                                    --------------  --------------
Change in net assets                                    (4,943,176)     (2,948,496)
NET ASSETS:
   Beginning of year                                    30,937,831      33,886,327
                                                    --------------  --------------
   End of year                                      $   25,994,655  $   30,937,831
                                                    ==============  ==============
SHARE TRANSACTIONS:
   Issued                                                  283,408         719,956
   Reinvested                                               26,293          44,551
   Redeemed                                               (856,700)     (1,077,477)
                                                    --------------  --------------
Change in shares transactions                             (546,999)       (312,970)
                                                    ==============  ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                APRIL 30,2003

1. ORGANIZATION

   RBC Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was organized as a Maryland corporation on March 1, 1994. At April 30, 2003 the Company consisted of six separate investment portfolios: RBC Large Cap Equity Fund, RBC Mid Cap Equity Fund, RBC Small Cap Equity Fund, RBC Government Income Fund, RBC Quality Income Fund, and the RBC North Carolina Tax-Free Bond Fund (individually, a "Fund", and collectively, the "Funds").

   The Funds offer three classes of shares: Class A, Class B, and Class I shares. Class A shares are offered with no maximum front-end sales charge. Effective November 1, 2001, offerings of Class B shares were closed to new investors. Class B shares are offered to existing Class B shareholders for reinvestment of dividends and in exchange for Class B shares of other Funds. Class B shares are so offered at net asset value but are subject to a contingent deferred sales charge ("CDSC"). In addition, Class A and Class B shares pay ongoing distribution fees. Class B shares will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of their purchase date. Class I shares are offered to trust or institutional clients of the Funds' Investment Advisor as well as accounts of brokers and other financial intermediaries affiliated with RBC Financial Group.

   The Funds' investment objectives are as follows:

   RBC LARGE CAP EQUITY FUND -- Long-term capital appreciation. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of large U.S. companies each having $5 billion or more in market capitalization at the time of purchase by the Fund. Investments may include securities of non-U.S. companies, and the Fund may engage in certain hedging strategies.

   RBC MID CAP EQUITY FUND -- Long-term capital appreciation. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-sized companies that fall within the market capitalization range of companies in the Standard and Poor's ("S&P") MidCap 400 Composite Stock Price Index at the time of purchase by the Fund. Investments may include securities of non-U.S. companies, and the Fund may engage in certain hedging strategies.

   RBC SMALL CAP EQUITY FUND -- Long-term capital appreciation. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small companies. Small capitalization companies are defined by the Fund as companies with a market capitalization of less than $2.0 billion at the time of purchase by the Fund.

   RBC GOVERNMENT INCOME FUND -- Relatively high current income consistent with relative stability of principal and safety. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund's investments in securities guaranteed by U.S. Government agencies are primarily mortgage backed securities. In general, its investments will have maximum maturities of ten years.

   RBC QUALITY INCOME FUND -- Current income and capital appreciation. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and investment grade corporate debt obligations as well as other fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. At least 70% of the Fund's total assets will be invested in securities rated at the time of purchase in one of the three highest categories by nationally recognized statistical rating organizations or unrated securities of comparable quality. The Fund's other investments may include securities rated BBB by S&P or Baa by Moody's Investors Service (or deemed of comparable quality), preferred stocks, zero coupon obligations and convertible securities, and the Fund may invest in certain derivatives in order to lengthen or shorten its average portfolio maturity.

   RBC NORTH CAROLINA TAX-FREE BOND FUND -- High current income that is free from both federal income tax and North Carolina personal income tax, together with relative safety of principal. The Fund must normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations issued by the State of North Carolina, its political subdivisions, and at least 80% of its total assets in bonds, although the Fund expects generally to have a higher percentage of its assets so invested. None of the Fund's securities will have a remaining maturity of more than fifteen years.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITY VALUATION:

   Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Directors (the "Board"). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which approximates market value, as approved by the Board.

   The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board.

   INVESTMENT TRANSACTIONS:

   Security transactions in the Funds are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Securities gains and losses are calculated on the identified cost basis.

   ALLOCATION OF EXPENSES:

   Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Company in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

   FINANCIAL INSTRUMENTS:

   FUTURES CONTRACTS

   A Fund may enter into certain futures contracts, including for most Funds, futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Funds may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Company the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Company to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

   Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying index. The Funds recognize a gain or loss equal to the variation margin.

   WHEN-ISSUED TRANSACTIONS

   The Funds may engage in when-issued (to be announced) transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

   DISTRIBUTIONS TO SHAREHOLDERS:

   The RBC Large Cap Equity Fund, RBC Mid Cap Equity Fund, and RBC Small Cap Equity Fund declare and pay dividends of substantially all of their net investment income monthly. The RBC Government Income Fund, RBC Quality Income Fund, and RBC North Carolina Tax-Free Bond Fund declare dividends of substantially all of their net investment income daily and pay those dividends monthly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

   On December 18, 2002, the shareholders of the RBC Funds, Inc. met and approved Voyageur Asset Management Inc. ("Voyageur" or "Advisor") as the Company's investment advisor effective December 30, 2002. Voyageur replaced Glenwood Capital Management, Inc., each an indirect wholly-owned subsidiary of the Royal Bank of Canada. The new advisory contracts did not change the rate of advisory fees paid by the Funds. Pursuant to the advisory contracts, the Advisor manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of investment securities directly with brokers and dealers selected at its discretion. Under the terms of the advisory contracts the Advisor is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:
   0.70% for the RBC Large Cap Equity Fund, RBC Mid Cap Equity Fund, and the RBC Small Cap Equity Fund, 0.30% for the RBC Government Income Fund, 0.60% for the RBC Quality Income Fund, and 0.35% for the RBC North Carolina Tax-Free Bond Fund.

   For furnishing custodial services, RBC Centura Bank was paid a monthly fee with respect to the Funds at an annual rate based on 0.025% of average daily net assets. Effective May 12, 2003, Wells Fargo Bank Minnesota, N.A. replaced RBC Centura Bank as the Funds custodian.

   BISYS Fund Services Ohio, Inc. ("BISYS") serves as the Funds' administrator (the "Administrator"), transfer agent, and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records and the preparation of reports. Services provided under the transfer agency agreement include providing personnel and facilities to perform shareholder servicing and transfer agency related services. Under the terms of the administrative services contract, the Administrator receives a fee based on an annual percentage of 0.15% of each Fund's the average daily net assets. The fund accounting fees for the Funds are computed at the annual rate percentage of 0.03% of each Fund's average daily net assets subject to a $30,000 per Fund annual minimum fee. The transfer agency agreement provides for a per account fee in connection with shareholder servicing. Certain officers of the Funds are employed by BISYS. Such individuals are not paid any fees directly by the Funds for serving as officers of the Funds.

   Each of the Funds has adopted a Master Distribution 12b-1 Plan (the "Plan") with respect to its Class A and Class B shares, in which Centura Funds Distributor, Inc. (the "Distributor") acts as the Funds' distributor. The Distributor is an affiliate of the Funds' Administrator and was formed specifically to distribute shares of the Funds. The Plan provides that Class A and B shares of each Fund will pay the Distributor a fee for its costs incurred in financing certain distribution and shareholder service activities related to that class.

   The Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.50% and 1.00% of the Fund's average daily net assets attributable to its Class A shares and Class B shares, respectively. Such fees may include a service fee totaling up to 0.25% of the average daily net assets attributable to a Fund's Class A shares and Class B shares, respectively. Service fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders. Currently, the Distributor has voluntarily undertaken to limit 12b-1 fees to 0.25% for Class A shares for each Fund and 0.75% for Class B shares of the RBC Government Income Fund, RBC Quality Income Fund, and RBC North Carolina Tax-Free Bond Fund.

   In addition, the Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B shares. The following is a summary of the dealer commissions paid to the Distributor, and re-allowed to RBC Centura Securities, Inc., and RBC Dain Rauscher Corp. for Class B shares for the year ended April 30, 2003:

                                                                          RBC CENTURA          RBC DAIN
                                                    DISTRIBUTOR         SECURITIES, INC.      RAUSCHER CORP.
                                                  ------------------   ------------------   ------------------
   RBC Large Cap Equity Fund                      $              161   $            2,559   $              372
   RBC Mid Cap Equity Fund                                       146                2,547                1,120
   RBC Small Cap Equity Fund                                      --                1,057                  374
   RBC Government Income Fund                                     --                  270                  182
   RBC Quality Income Fund                                        --                   --                  166
   RBC North Carolina Tax-Free Bond Fund                          --                   --                  110

4. CONCENTRATION OF CREDIT RISK

   The RBC North Carolina Tax-Free Bond Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations issued by the state of North Carolina and its authorities and agencies. The issuers' abilities to meet their obligations may be affected by economic or political developments in the state of North Carolina.

5. SECURITIES TRANSACTIONS

   The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended April 30, 2003 were as follows:

                                             PURCHASES           SALES
                                           --------------   --------------
   RBC Large Cap Equity Fund               $   49,075,387   $   69,767,707
   RBC Mid Cap Equity Fund                     71,088,780       40,264,494
   RBC Small Cap Equity Fund                   27,615,071       27,193,894
   RBC Government Income Fund                  22,750,281       21,065,961
   RBC Quality Income Fund                     41,743,662       59,860,561
   RBC North Carolina Tax-Free Bond Fund          495,308        5,054,177

6. CAPITAL SHARE TRANSACTIONS

   The Company is authorized to issue 1.05 billion shares of capital stock with a par value of $0.001. Transactions in shares of the Funds are summarized below:

                                                 RBC LARGE CAP EQUITY          RBC MID CAP EQUITY         RBC SMALL CAP EQUITY
                                                         FUND                         FUND                       FUND
                                            ----------------------------   --------------------------   -------------------------
                                              FOR THE         FOR THE         FOR THE      FOR THE       FOR THE       FOR THE
                                             YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                              APRIL 30,      APRIL 30,       APRIL 30,     APRIL 30,      APRIL 30,    APRIL 30,
                                                2003           2002            2003          2002           2003         2002
                                            -------------  -------------   ------------  ------------   -----------  ------------
CAPITAL TRANSACTIONS:
CLASS A
   Proceeds from shares issued              $   1,538,621  $   2,075,222   $ 16,476,708  $ 34,016,623   $ 1,636,622  $  1,237,879
   Dividends reinvested                             7,313          2,972        431,044     2,040,965            --        78,582
   Cost of shares redeemed                     (2,281,945)    (3,800,512)   (12,374,155)   (8,918,883)   (2,189,243)   (1,462,784)
                                            -------------  -------------   ------------  ------------   -----------  ------------
   Change in Class A                        $    (736,011) $  (1,722,318)  $  4,533,597  $ 27,138,705   $  (552,621) $   (146,323)
                                            -------------  -------------   ------------  ------------   -----------  ------------
CLASS B
   Proceeds from shares issued              $       9,035  $     111,179   $    101,052  $    571,782   $    60,044  $     52,395
   Dividends reinvested                                83             --         90,507     1,178,159            --        52,652
   Cost of shares redeemed                     (1,176,765)    (1,233,497)    (4,386,652)   (3,056,916)     (726,987)     (953,061)
                                            -------------  -------------   ------------  ------------   -----------  ------------
   Change in Class B                        $  (1,167,647) $  (1,122,318)  $ (4,195,093) $ (1,306,975)  $  (666,943) $   (848,014)
                                            -------------  -------------   ------------  ------------   -----------  ------------
CLASS I
   Proceeds from shares issued              $   9,517,062  $  28,889,716   $ 45,322,240  $ 67,812,916   $ 9,875,680  $  7,565,273
   Dividends reinvested                            34,899         72,759        911,284     9,227,205            --       319,843
   Cost of shares redeemed                    (29,403,728)   (90,597,890)   (44,195,145)  (80,636,043)   (8,942,701)  (12,954,985)
                                            -------------  -------------   ------------  ------------   -----------  ------------
   Change in Class I                        $ (19,851,767) $ (61,635,415)  $  2,038,379  $ (3,595,922)     $932,979  $ (5,069,869)
                                            -------------  -------------   ------------  ------------   -----------  ------------
Net change from capital transactions        $ (21,755,425) $ (64,480,051)  $  2,376,883  $ 22,235,808   $  (286,585) $ (6,064,206)
                                            =============  =============   ============  ============   ===========  ============

SHARE TRANSACTIONS:
CLASS A
   Issued                                         185,996        189,594      1,732,854     2,930,030       161,020       107,613
   Reinvested                                         840            248         46,444       185,951            --         7,022
   Redeemed                                      (267,940)      (360,820)    (1,317,376)     (778,062)     (222,587)     (129,678)
                                            -------------  -------------   ------------  ------------   -----------  ------------
   Change in Class A                              (81,104)      (170,978)       461,922     2,337,919       (61,567)      (15,043)
                                            -------------  -------------   ------------  ------------   -----------  ------------
CLASS B
   Issued                                             897         10,312         10,344        51,997         5,709         4,862
   Reinvested                                          10            --          10,494       114,830            --         4,912
   Redeemed                                      (144,837)      (116,636)      (507,839)     (290,435)      (75,173)      (87,275)
                                            -------------  -------------   ------------  ------------   -----------  ------------
   Change in Class B                             (143,930)      (106,324)      (487,001)     (123,608)      (69,464)      (77,501)
                                            -------------  -------------   ------------  ------------   -----------  ------------
CLASS I
   Issued                                       1,150,135      2,709,299      4,700,778     5,822,027       984,976       644,339
   Reinvested                                       4,015          6,605         96,147       829,213            --        28,305
   Redeemed                                    (3,436,715)    (8,628,795)    (4,636,559)   (6,954,688)     (897,896)    (1,100,550)
                                            -------------  -------------   ------------  ------------   -----------  ------------
   Change in Class I                           (2,282,565)    (5,912,891)       160,366      (303,448)       87,080       (427,906)
                                            -------------  -------------   ------------  ------------   -----------  ------------
Net change from share transactions             (2,507,599)    (6,190,193)       135,287     1,910,863       (43,951)      (520,450)
                                            =============  =============   ============  ============   ===========  ============

                                            RBC GOVERNMENT INCOME          RBC QUALITY INCOME
                                                    FUND                         FUND
                                        -------------------------        --------------------------
                                          FOR THE         FOR THE          FOR THE          FOR THE
                                        YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                         APRIL 30,       APRIL 30,        APRIL 30,        APRIL 30,
                                           2003            2002             2003             2002
                                         -----------    -----------     ------------     ------------
   CAPITAL TRANSACTIONS:
   CLASS A
      Proceeds from shares issued       $   3,854,740   $   2,450,977   $     263,717    $     399,960
      Dividends reinvested                    198,234         268,757          21,580           26,891
      Cost of shares redeemed              (3,207,198)     (2,817,276)       (297,858)        (243,131)
                                        -------------   -------------   -------------    -------------
      Change in Class A                 $     845,776   $     (97,542)  $     (12,561)   $     183,720
                                        -------------   -------------   -------------    -------------
   CLASS B
      Proceeds from shares issued       $     291,402   $     148,112   $       3,599    $      65,205
      Dividends reinvested                     11,104          12,296           4,513            4,780
      Cost of shares redeemed                (160,401)        (63,145)         (6,601)          (2,792)
                                        -------------   -------------   -------------    -------------
      Change in Class B                 $     142,105   $      97,263   $       1,511    $      67,193
                                        -------------   -------------   -------------    -------------
   CLASS I
      Proceeds from shares issued       $  14,373,086   $  19,573,103   $  14,561,966    $  37,211,297
      Dividends reinvested                    431,112       1,153,372         776,893        2,228,175
      Cost of shares redeemed             (16,068,612)    (30,538,100)    (34,921,983)     (50,318,373)
                                        -------------   -------------   -------------    -------------
      Change in Class I                 $  (1,264,414)  $  (9,811,625)  $ (19,583,124)   $ (10,878,901)
                                        -------------   -------------   -------------    -------------
   Net change from capital transactions $    (276,533)  $  (9,811,904)    (19,594,174)   $ (10,627,988)
                                        =============   =============   =============    =============
   SHARE TRANSACTIONS:
   CLASS A
      Issued                                  362,476         238,497          26,116           38,980
      Reinvested                               18,678          26,155           2,146            2,658
      Redeemed                               (302,503)       (273,369)        (29,621)         (23,732)
                                        -------------   -------------   -------------    -------------
      Change in Class A                        78,651          (8,717)         (1,359)          17,906
                                        -------------   -------------   -------------    -------------
   CLASS B
      Issued                                   27,471          14,159             354            6,401
      Reinvested                                1,046           1,196             449              473
      Redeemed                                (15,032)         (6,103)           (644)            (276)
                                        -------------   -------------   -------------    -------------
      Change in Class B                        13,485           9,252             159            6,598
                                        -------------   -------------   -------------    -------------
   CLASS I
      Issued                                1,359,284       1,905,563       1,448,749        3,679,280
      Reinvested                               40,665         112,270          77,340          220,605
      Redeemed                             (1,512,347)     (2,988,778)     (3,482,271)      (5,036,486)
                                        -------------   -------------   -------------    -------------
      Change in Class I                      (112,398)       (970,945)     (1,956,182)      (1,136,601)
                                        -------------   -------------   -------------    -------------
   Net change from share transactions         (20,262)       (970,410)     (1,957,382)      (1,112,097)
                                        =============   =============   =============    =============

                                           RBC NORTH CAROLINA
                                               TAX-FREE
                                              BOND FUND
                                        -----------------------------
                                          FOR THE          FOR THE
                                         YEAR ENDED       YEAR ENDED
                                          APRIL 30,        APRIL 30,
                                            2003             2002
                                        -------------   -------------
   CAPITAL TRANSACTIONS:
   CLASS A
      Proceeds from shares issued       $      54,693   $     375,802
      Dividends reinvested                    157,897         196,026
      Cost of shares redeemed                (551,453)       (326,061)
                                        -------------   -------------
      Change in Class A                 $    (338,863)  $     245,767
                                        -------------   -------------
   CLASS B
      Proceeds from shares issued       $      31,404   $      16,560
      Dividends reinvested                     11,314          15,681
      Cost of shares redeemed                 (36,614)        (50,545)
                                        -------------   -------------
      Change in Class B                 $       6,104   $     (18,304)
                                        -------------   -------------
   CLASS I
      Proceeds from shares issued       $   2,919,426   $   7,070,011
      Dividends reinvested                    109,961         247,638
      Cost of shares redeemed              (8,467,190)    (10,843,831)
                                        -------------   -------------
      Change in Class I                 $  (5,437,803)  $  (3,526,182)
                                        -------------   -------------
   Net change from capital transactions $  (5,770,562)  $  (3,298,719)
                                        =============   =============
   SHARE TRANSACTIONS:
   CLASS A
      Issued                                    5,152          36,028
      Reinvested                               14,895          18,889
      Redeemed                                (51,739)        (31,350)
                                        -------------   -------------
      Change in Class A                       (31,692)         23,567
                                        -------------   -------------
   CLASS B
      Issued                                    2,908           1,589
      Reinvested                                1,067           1,511
      Redeemed                                 (3,482)         (4,850)
                                        -------------   -------------
      Change in Class B                           493          (1,750)
                                        -------------   -------------

   CLASS I
      Issued                                  275,348         682,339
      Reinvested                               10,331          24,151
      Redeemed                               (801,479)     (1,041,277)
                                        -------------   -------------
      Change in Class I                      (515,800)       (334,787)
                                        -------------   -------------
   Net change from share transactions        (546,999)       (312,970)
                                        =============   =============

7. FEDERAL INCOME TAXES

   It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable section of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gain sufficient to relieve it from all, or substantially all federal income taxes.

   The tax character of distributions during the fiscal year ended April 30, 2003 was as follows (amounts in thousands):

                                           DISTRIBUTION PAID FROM
                                      -------------------------------
                                           NET                                                              TOTAL
                                       INVESTMENT      NET LONG TERM     TOTAL TAXABLE     TAX EXEMPT     DISTRIBUTIONS
                                          INCOME       CAPITAL GAINS     DISTRIBUTIONS    DISTRIBUTIONS       PAID
                                      --------------   --------------   --------------   --------------   --------------
   RBC Large Cap Equity Fund          $          110   $      --         $          110    $     --         $    110
   RBC Mid Cap Equity Fund                        --       1,435                  1,435          --            1,435
   RBC Small Cap Equity Fund                      --          --                     --          --               --
   RBC Government Income Fund                  1,254          --                  1,254          --            1,254*
   RBC Quality Income Fund                     2,586          63                  2,649          --            2,649*
   RBC North Carolina Tax-Free Bond
     Fund                                         20          93                    113       1,021            1,134*

   * Total distributions paid differ from Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

   As of April 30, 2003 the components of accumulated earnings/(deficit) on a tax basis was as follows (amounts in thousands):

                                                                                                  ACCUMULATED
                                UNDISTRIBUTED   UNDISTRIBUTED                                     CAPITAL AND
                                  ORDINARY        LONG-TERM      ACCUMULATED    DISTRIBUTION        OTHER
                                  INCOME        CAPITAL GAINS     EARNINGS         PAYABLE          LOSSES*
                               --------------   -------------   -------------   -------------    -------------
   RBC Large Cap Equity Fund   $           --   $          --   $          --   $          --    $     (43,051)
   RBC Mid Cap Equity Fund                 --              --              --              --          (12,210)
   RBC Small Cap Equity Fund               --              --              --              --           (3,673)
   RBC Government Income Fund              83              --              83             (83)            (926)
   RBC Quality Income Fund                333             492             825            (171)              --

                                                   TOTAL
                                 UNREALIZED      ACCUMULATED
                                APPRECIATION/      EARNINGS/
                               DEPRECIATION**     (DEFICIT)
                               --------------   -------------
   RBC Large Cap Equity Fund   $       (3,319)  $     (46,370)
   RBC Mid Cap Equity Fund             (9,839)        (22,049)
   RBC Small Cap Equity Fund            1,800          (1,873)
   RBC Government Income Fund           1,779             853
   RBC Quality Income Fund              2,299           2,953

                                                                                                  ACCUMULATED
                                UNDISTRIBUTED   UNDISTRIBUTED                                     CAPITAL AND
                                 TAX EXEMPT       LONG-TERM      ACCUMULATED    DISTRIBUTION         OTHER
                                  INCOME        CAPITAL GAINS      EARNINGS       PAYABLE            LOSSES*
                               --------------   -------------   -------------   -------------    -------------
   RBC North Carolina Tax-Free
     Bond Fund                 $           57   $         189   $         246   $         (77)   $          --

                                                    TOTAL
                                 UNREALIZED      ACCUMULATED
                                APPRECIATION/      EARNINGS/
                               DEPRECIATION**      (DEFICIT)
                               --------------   -------------
   RBC North Carolina Tax-Free $        2,013   $       2,182
     Bond Fund

   * On April 30, 2003, the RBC Large Cap Equity Fund, RBC Mid Cap Equity Fund, RBC Small Cap Equity Fund, and RBC Government Income Fund had net capital loss carryforwards of approximately $25,083,595, $7,722,531, $3,143,023, and $925,869, respectively, of which $1,206,935, $7,648,740, and
      $16,227,920 will expire on April 30, 2009, April 30, 2010, and April 30, 2011, respectively, for the RBC Large Cap Equity Fund; $7,722,531 will expire on April 30, 2011 for the RBC Mid Cap Equity Fund; $115,924 and $3,027,099 will expire on April 30, 2010 and April 30, 2011, respectively for the RBC Small Cap Equity Fund; and $925,869 will expire on April 30, 2009 for the RBC Government Income Fund. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day the Fund's next taxable year. For the year ended April 30, 2003, the RBC Large Cap Equity Fund, RBC Mid Cap Equity Fund, and RBC Small Cap Equity Fund deferred to May 1, 2003, post October capital losses of $17,967,525, $4,487,833, and $529,663, respectively.

   ** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales for the RBC Large Cap Equity Fund, and RBC Mid Cap Equity Fund.

   DIVIDEND RECEIVED DEDUCTION (UNAUDITED)

   For corporate shareholders the following percentage of the total ordinary income distributions paid during the tax year ended April 30, 2003, qualify for the corporate dividend received deduction for the following Funds:

   RBC Large Cap Equity Fund                                             100.00%

   END OF NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.
RBC LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout the period indicated)

                                                INVESTMENT ACTIVITIES                               DISTRIBUTIONS
                                        ---------------------------------------- --------------------------------------------------
                              NET ASSET      NET       NET REALIZED
                                VALUE,    INVESTMENT  AND UNREALIZED  TOTAL FROM      NET                      NET
                              BEGINNING     INCOME     GAINS(LOSSES)  INVESTMENT  INVESTMENT     RETURN     REALIZED      TOTAL
                               OF YEAR      (LOSS)    ON INVESTMENTS  ACTIVITIES    INCOME     OF CAPITAL    GAINS    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003   $        9.87         --           (1.53)       (1.53)      (0.01)          --          --     (0.01)
Year Ended April 30, 2002           12.02      (0.02)          (2.13)       (2.15)           (a)          (a)       --         --
Year Ended April 30, 2001           15.56      (0.04)          (2.55)       (2.59)         --           --       (0.95)     (0.95)
Year Ended April 30, 2000           13.81      (0.02)           2.03         2.01       (0.01)          --       (0.25)     (0.26)
Year Ended April 30, 1999           12.60       0.10            2.19         2.29       (0.10)          --       (0.98)     (1.08)

CLASS B
Year Ended April 30, 2003   $        9.56      (0.08)          (1.47)       (1.55)           (a)        --          --         --
Year Ended April 30, 2002           11.73      (0.10)          (2.07)       (2.17)         --           --          --         --
Year Ended April 30, 2001           15.32      (0.14)          (2.50)       (2.64)         --           --       (0.95)     (0.95)
Year Ended April 30, 2000           13.70      (0.11)           1.98         1.87          --           --       (0.25)     (0.25)
Year Ended April 30, 1999           12.55      (0.01)           2.20         2.19       (0.06)          --       (0.98)     (1.04)

CLASS I
Year Ended April 30, 2003   $        9.92       0.03           (1.55)       (1.52)      (0.02)          --          --      (0.02)
Year Ended April 30, 2002           12.07       0.02           (2.15)       (2.13)      (0.01)       (0.01)         --      (0.02)
Year Ended April 30, 2001           15.57         --           (2.55)       (2.55)           (a)        --       (0.95)     (0.95)
Year Ended April 30, 2000           13.80       0.01            2.03         2.04       (0.02)          --       (0.25)     (0.27)
Year Ended April 30, 1999           12.58       0.12            2.21         2.33       (0.13)          --       (0.98)     (1.11)

                                                                      RATIOS/SUPPLEMENTAL DATA
                                                    -------------------------------------------------------------------------
                                                                                  RATIO OF NET
                              NET ASSET                               RATIO OF     INVESTMENT        RATIO OF
                                VALUE,                  NET ASSETS,  EXPENSES TO  INCOME (LOSS)    EXPENSES TO
                               END OF       TOTAL      END OF YEAR     AVERAGE     TO AVERAGE        AVERAGE      PORTFOLIO
                                YEAR       RETURN*       (000'S)      NET ASSETS    NET ASSETS    NET ASSETS**   TURNOVER***
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003   $        8.33     (15.53%)  $      7,686         1.46%        (0.07%)         1.71%            90%
Year Ended April 30, 2002            9.87     (17.87%)         9,906         1.34%        (0.14%)         1.59%            33%
Year Ended April 30, 2001           12.02     (17.24%)        14,126         1.25%        (0.28%)         1.50%            31%
Year Ended April 30, 2000           15.56      14.63%         19,044         1.25%        (0.22%)         1.50%            63%
Year Ended April 30, 1999           13.81      19.58%          2,335         1.14%         0.72%          1.51%           114%

CLASS B
Year Ended April 30, 2003    $       8.01     (16.21%)  $      2,085         2.21%        (0.80%)             (b)          90%
Year Ended April 30, 2002            9.56     (18.50%)         3,865         2.09%        (0.89%)             (b)          33%
Year Ended April 30, 2001           11.73     (17.85%)         5,990         2.00%        (1.03%)             (b)          31%
Year Ended April 30, 2000           15.32      13.72%          7,703         2.00%        (0.94%)             (b)          63%
Year Ended April 30, 1999           13.70      18.76%          4,138         1.90%        (0.09%)         2.01%           114%

CLASS C
Year Ended April 30, 2003    $       8.38     (15.34%)  $     35,379         1.21%         0.20%              (b)          90%
Year Ended April 30, 2002            9.92     (17.71%)        64,516         1.09%         0.11%              (b)          33%
Year Ended April 30, 2001           12.07     (16.96%)       149,839         1.00%        (0.03%)             (b)          31%
Year Ended April 30, 2000           15.57      14.88%        194,157         1.00%         0.09%              (b)          63%
Year Ended April 30, 1999           13.80      19.94%        139,857         0.92%         0.82%          1.02%           114%

  * Excludes contingent deferred sales charge for class B.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Less than $0.01 per share.
(b) There were no waivers or reimbursements during the year.

                        SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.
RBC MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout the period indicated)

                                                INVESTMENT ACTIVITIES                               DISTRIBUTIONS
                                        ---------------------------------------- --------------------------------------------------
                              NET ASSET      NET       NET REALIZED                                                      NET ASSET
                                VALUE,    INVESTMENT  AND UNREALIZED  TOTAL FROM      NET         NET                      VALUE
                              BEGINNING     INCOME     GAINS(LOSSES)  INVESTMENT  INVESTMENT    REALIZED      TOTAL        END OF
                               OF YEAR      (LOSS)    ON INVESTMENTS  ACTIVITIES    INCOME       GAINS     DISTRIBUTIONS    YEAR
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003   $      11.73       (0.03)          (2.15)       (2.18)         --        (0.09)        (0.09) $    9.46
Year Ended April 30, 2002          11.99       (0.01)           0.67         0.66       (0.01)       (0.91)        (0.92)     11.73
Year Ended April 30, 2001          14.02        0.01            0.98         0.99       (0.01)       (3.01)        (3.02)     11.99
Year Ended April 30, 2000          15.33       (0.02)           2.69         2.67          --        (3.98)        (3.98)     14.02
Year Ended April 30, 1999          16.14        0.03            1.15         1.18       (0.04)       (1.95)        (1.99)     15.33

CLASS B
Year Ended April 30, 2003   $      10.95       (0.13)          (1.98)       (2.11)         --        (0.09)        (0.09) $    8.75
Year Ended April 30, 2002          11.32       (0.10)           0.64         0.54          --        (0.91)        (0.91)     10.95
Year Ended April 30, 2001          13.47       (0.08)           0.94         0.86          --        (3.01)        (3.01)     11.32
Year Ended April 30, 2000          14.97       (0.13)           2.61         2.48          --        (3.98)        (3.98)     13.47
Year Ended April 30, 1999          15.88       (0.07)           1.12         1.05       (0.01)       (1.95)        (1.96)     14.97

CLASS I
Year Ended April 30, 2003   $      11.91       (0.01)          (2.19)       (2.20)         --        (0.09)        (0.09) $    9.62
Year Ended April 30, 2002          12.13        0.01            0.69         0.70       (0.01)       (0.91)        (0.92)     11.91
Year Ended April 30, 2001          14.14        0.04            0.99         1.03       (0.03)       (3.01)        (3.04)     12.13
Year Ended April 30, 2000          15.37        0.01            2.74         2.75            (a)     (3.98)        (3.98)     14.14
Year Ended April 30, 1999          16.16        0.07            1.15         1.22       (0.06)       (1.95)        (2.01)     15.37

                                                                   RATIOS/SUPPLEMENTAL DATA
                                        ------------------------------------------------------------------------------
                                                                         RATIO OF NET
                                                            RATIO OF      INVESTMENT       RATIO OF
                                           NET ASSETS,    EXPENSES TO    INCOME (LOSS)    EXPENSES TO
                                TOTAL      END OF YEAR      AVERAGE       TO AVERAGE        AVERAGE        PORTFOLIO
                               RETURN*       (000'S)      NET ASSETS      NET ASSETS      NET ASSETS**    TURNOVER***
----------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003         (18.58%)   $  48,806            1.40%          (0.37%)          1.65%             28%
Year Ended April 30, 2002           5.99%       55,143            1.37%          (0.22%)          1.62%             19%
Year Ended April 30, 2001           5.92%       28,312            1.31%           0.09%           1.56%             66%
Year Ended April 30, 2000          21.15%       30,374            1.31%          (0.17%)          1.56%             61%
Year Ended April 30, 1999           8.59%       14,034            1.28%           0.20%           1.53%            142%

CLASS B
Year Ended April 30, 2003         (19.26%)   $   7,416            2.15%          (1.12%)              (b)           28%
Year Ended April 30, 2002           5.31%       14,619            2.12%          (0.90%)              (b)           19%
Year Ended April 30, 2001           5.12%       16,514            2.06%          (0.66%)              (b)           66%
Year Ended April 30, 2000          20.31%       17,209            2.06%          (0.90%)              (b)           61%
Year Ended April 30, 1999           7.83%       19,269            2.04%          (0.55%)              (b)          142%

CLASS I
Year Ended April 30, 2003         (18.46%)   $  94,472            1.15%          (0.12%)              (b)           28%
Year Ended April 30, 2002           6.34%      115,032            1.12%           0.10%               (b)           19%
Year Ended April 30, 2001           6.17%      120,842            1.06%           0.35%               (b)           66%
Year Ended April 30, 2000          21.67%       84,905            1.06%           0.10%               (b)           61%
Year Ended April 30, 1999           8.93%      138,897            1.03%           0.46%               (b)          142%

  * Excludes contingent deferred sales charge for class B.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Less than $0.01 per share.
(b) There were no waivers or reimbursements during the year.

                        SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.
RBC SMALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout the period indicated)

                                                INVESTMENT ACTIVITIES                            DISTRIBUTIONS
                                       -----------------------------------------  -------------------------------------------
                             NET ASSET                  NET REALIZED
                              VALUE,         NET       AND UNREALIZED  TOTAL FROM       NET            NET
                             BEGINNING    INVESTMENT   GAINS (LOSSES)  INVESTMENT    INVESTMENT      REALIZED       TOTAL
                              OF YEAR       LOSS       ON INVESTMENTS   ACTIVITIES     INCOME         GAINS     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003  $      12.32         (0.12)          (2.09)       (2.21)           --            --             --
Year Ended April 30, 2002         11.56         (0.11)           1.04         0.93            --         (0.17)         (0.17)
Year Ended April 30, 2001         12.50         (0.11)           0.08        (0.03)           --         (0.91)         (0.91)
Year Ended April 30, 2000         12.69         (0.09)           2.31         2.22            --         (2.41)         (2.41)
Year Ended April 30, 1999         14.99         (0.06)          (1.20)       (1.26)           --         (1.04)         (1.04)

CLASS B
Year Ended April 30, 2003  $      11.77         (0.21)          (1.97)       (2.18)           --            --             --
Year Ended April 30, 2002         11.14         (0.19)           0.99         0.80            --         (0.17)         (0.17)
Year Ended April 30, 2001         12.17         (0.19)           0.07        (0.12)           --         (0.91)         (0.91)
Year Ended April 30, 2000         12.50         (0.20)           2.28         2.08            --         (2.41)         (2.41)
Year Ended April 30, 1999         14.90         (0.14)          (1.22)       (1.36)           --         (1.04)         (1.04)

CLASS I
Year Ended April 30, 2003  $      12.45         (0.09)          (2.11)       (2.20)           --            --             --
Year Ended April 30, 2002         11.66         (0.07)           1.03         0.96            --         (0.17)         (0.17)
Year Ended April 30, 2001         12.57         (0.06)           0.06           --            --         (0.91)         (0.91)
Year Ended April 30, 2000         12.72         (0.07)           2.33         2.26            --         (2.41)         (2.41)
Year Ended April 30, 1999         14.99         (0.02)          (1.21)       (1.23)           --         (1.04)         (1.04)

                                                                                   RATIOS/SUPPLEMENTAL DATA
                                                        ---------------------------------------------------------------------
                                                                                   RATIO OF NET
                             NET ASSET                                  RATIO OF    INVESTMENT     RATIO OF
                               VALUE,                     NET ASSETS, EXPENSES TO      LOSS       EXPENSES TO
                               END OF        TOTAL       END OF YEAR    AVERAGE     TO AVERAGE      AVERAGE       PORTFOLIO
                                YEAR         RETURN*        (000's)    NET ASSETS   NET ASSETS    NET ASSETS**   TURNOVER***
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003    $  10.11        (17.94%)      $  4,359      1.70%        (1.12%)        1.95%           120%
Year Ended April 30, 2002       12.32          8.17%          6,069      1.61%        (0.99%)        1.86%            31%
Year Ended April 30, 2001       11.56         (0.43%)         5,870      1.49%        (0.85%)        1.74%            71%
Year Ended April 30, 2000       12.50         19.97%          6,881      1.46%        (0.80%)        1.71%           258%
Year Ended April 30, 1999       12.69         (8.05%)         3,046      1.48%        (0.43%)        1.73%           130%

CLASS B
Year Ended April 30, 2003    $   9.59        (18.52%)      $  2,171      2.45%        (1.87%)             (a)        120%
Year Ended April 30, 2002       11.77          7.30%          3,483      2.36%        (1.73%)             (a)         31%
Year Ended April 30, 2001       11.14         (1.20%)         4,159      2.24%        (1.60%)             (a)         71%
Year Ended April 30, 2000       12.17         19.09%          4,578      2.21%        (1.53%)             (a)        258%
Year Ended April 30, 1999       12.50         (8.79%)         5,108      2.23%        (1.19%)             (a)        130%

CLASS I
Year Ended April 30, 2003    $  10.25        (17.67%)      $ 16,621      1.45%        (0.87%)             (a)        120%
Year Ended April 30, 2002       12.45          8.36%         19,113      1.36%        (0.72%)             (a)         31%
Year Ended April 30, 2001       11.66         (0.17%)        22,877      1.24%        (0.60%)             (a)         71%
Year Ended April 30, 2000       12.57         20.24%         20,645      1.21%        (0.51%)             (a)        258%
Year Ended April 30, 1999       12.72         (7.84%)        30,057      1.23%        (0.19%)             (a)        130%

  * Excludes contingent deferred sales charge for class B.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) There were no waivers or reimbursements during the year

                        SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.
RBC GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout the period indicated)

                                                INVESTMENT ACTIVITIES                            DISTRIBUTIONS
                                         -----------------------------------------  -----------------------------------------
                             NET ASSET                 NET REALIZED
                              VALUE,         NET      AND UNREALIZED  TOTAL FROM        NET           NET
                             BEGINNING    INVESTMENT  GAINS (LOSSES)  INVESTMENT     INVESTMENT     REALIZED      TOTAL
                              OF YEAR       INCOME    ON INVESTMENTS  ACTIVITIES       INCOME        GAINS     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003  $      10.26          0.38          0.54           0.92         (0.38)           --          (0.38)
Year Ended April 30, 2002         10.14          0.51          0.12           0.63         (0.51)           --          (0.51)
Year Ended April 30, 2001          9.66          0.56          0.48           1.04         (0.56)           --          (0.56)
Year Ended April 30, 2000         10.03          0.50         (0.33)          0.17         (0.50)        (0.04)         (0.54)
Year Ended April 30, 1999         10.19          0.50          0.04           0.54         (0.50)        (0.20)         (0.70)

CLASS B
Year Ended April 30, 2003  $      10.25          0.33          0.55           0.88         (0.33)           --          (0.33)
Year Ended April 30, 2002         10.13          0.46          0.12           0.58         (0.46)           --          (0.46)
Year Ended April 30, 2001          9.66          0.51          0.47           0.98         (0.51)           --          (0.51)
Year Ended April 30, 2000         10.03          0.45         (0.33)          0.12         (0.45)        (0.04)         (0.49)
Year Ended April 30, 1999         10.18          0.45          0.05           0.50         (0.45)        (0.20)         (0.65)

CLASS I
Year Ended April 30, 2003  $      10.26          0.40          0.54           0.94         (0.40)           --          (0.40)
Year Ended April 30, 2002         10.14          0.53          0.12           0.65         (0.53)           --          (0.53)
Year Ended April 30, 2001          9.66          0.58          0.48           1.06         (0.58)           --          (0.58)
Year Ended April 30, 2000         10.03          0.53         (0.33)          0.20         (0.53)        (0.04)         (0.57)
Year Ended April 30, 1999         10.19          0.52          0.04           0.56         (0.52)        (0.20)         (0.72)

                                                                                   RATIOS/SUPPLEMENTAL DATA
                                                        ---------------------------------------------------------------------
                                                                                   RATIO OF NET
                            NET ASSET                                  RATIO OF     INVESTMENT     RATIO OF
                              VALUE                      NET ASSETS,  EXPENSES TO     INCOME      EXPENSES TO
                              END OF        TOTAL       END OF YEAR    AVERAGE      TO AVERAGE      AVERAGE      PORTFOLIO
                              YEAR         RETURN*        (000's)     NET ASSETS    NET ASSETS    NET ASSETS**   TURNOVER***
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003  $      10.80          9.07%   $      6,233         1.08%         3.55%         1.33%            67%
Year Ended April 30, 2002         10.26          6.28%          5,113         1.04%         4.93%         1.29%            35%
Year Ended April 30, 2001         10.14         11.01%          5,139         0.93%         5.61%         1.18%           103%
Year Ended April 30, 2000          9.66          1.73%          4,493         0.88%         5.13%         1.13%            60%
Year Ended April 30, 1999         10.03          5.38%            678         0.84%         4.85%         1.09%           104%

CLASS B
Year Ended April 30, 2003  $      10.80          8.64%   $        589         1.58%         3.05%         1.83%            67%
Year Ended April 30, 2002         10.25          5.76%            421         1.54%         4.42%         1.79%            35%
Year Ended April 30, 2001         10.13         10.36%            323         1.43%         5.13%         1.68%           103%
Year Ended April 30, 2000          9.66          1.23%            232         1.38%         4.63%         1.63%            60%
Year Ended April 30, 1999         10.03          4.96%            195         1.35%         4.32%         1.60%           104%

CLASS I
Year Ended April 30, 2003  $      10.80          9.34%   $     24,375         0.83%         3.82%             (a)          67%
Year Ended April 30, 2002         10.26          6.55%         24,308         0.79%         5.19%             (a)          35%
Year Ended April 30, 2001         10.14         11.29%         33,859         0.68%         5.87%             (a)         103%
Year Ended April 30, 2000          9.66          1.99%         43,486         0.63%         5.31%             (a)          60%
Year Ended April 30, 1999         10.03          5.64%        118,640         0.59%         5.11%             (a)         104%

  * Excludes contingent deferred sales charge for class B.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) There were no waivers or reimbursements during the year.

                        SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.
RBC QUALITY INCOME FUND

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the period indicated)

                                                INVESTMENT ACTIVITIES                            DISTRIBUTIONS
                                         -----------------------------------------  ----------------------------------------------
                                  NET ASSET               NET REALIZED
                                    VALUE,      NET      AND UNREALIZED   TOTAL FROM        NET            NET
                                  BEGINNING  INVESTMENT  GAINS (LOSSES)   INVESTMENT     INVESTMENT      REALIZED        TOTAL
                                  OF PERIOD    INCOME     ON INVESTMENTS  ACTIVITIES       INCOME         GAINS      DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003       $      9.84        0.41            0.47          0.88         (0.44)        (0.01)           (0.45)
Year Ended April 30, 2002             10.06        0.51           (0.15)         0.36         (0.52)        (0.06)           (0.58)
Year Ended April 30, 2001              9.50        0.58            0.58          1.16         (0.58)        (0.02)           (0.60)
Period Ended April 30, 2000 (a)       10.00        0.50           (0.50)           --         (0.50)           --            (0.50)

CLASS B
Year Ended April 30, 2003       $      9.84        0.36            0.47          0.83         (0.39)        (0.01)           (0.40)
Year Ended April 30, 2002             10.06        0.47           (0.15)         0.32         (0.48)        (0.06)           (0.54)
Period Ended April 30, 2001 (b)        9.55        0.54            0.53          1.07         (0.54)        (0.02)           (0.56)

CLASS I
Year Ended April 30, 2003       $      9.84        0.42            0.48          0.90         (0.46)        (0.01)           (0.47)
Year Ended April 30, 2002             10.06        0.54           (0.15)         0.39         (0.55)        (0.06)           (0.61)
Year Ended April 30, 2001              9.50        0.60            0.58          1.18         (0.60)        (0.02)           (0.62)
Period Ended April 30, 2000 (a)       10.00        0.52           (0.50)         0.02         (0.52)           --            (0.52)

                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                            -----------------------------------------------------------------------
                                                                                        RATIO OF NET
                                 NET ASSET                                 RATIO OF      INVESTMENT      RATIO OF
                                   VALUE,                   NET ASSETS,  EXPENSES TO       INCOME       EXPENSES TO
                                  END OF        TOTAL      END OF PERIOD   AVERAGE       TO AVERAGE       AVERAGE      PORTFOLIO
                                  PERIOD       RETURN*        (000's)     NET ASSETS     NET ASSETS     NET ASSETS**   TURNOVER***
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003       $     10.27        9.09%    $       501         1.31%           4.03%           1.56%           79%
Year Ended April 30, 2002              9.84        3.67%            493         1.22%           5.03%           1.47%           88%
Year Ended April 30, 2001             10.06       12.46%            324         1.16%           5.88%           1.41%          130%
Period Ended April 30, 2000 (a)        9.50        0.03%(c)         240         1.34%(d)        5.50%(d)        1.59%(d)       314%

CLASS B
Year Ended April 30, 2003       $     10.27        8.54%    $       114         1.81%           3.52%           2.06%           79%
Year Ended April 30, 2002              9.84        3.17%            108         1.72%           4.50%           1.97%           88%
Period Ended April 30, 2001 (b)       10.06       10.37%(c)          44         1.68%(d)        5.25%(d)        1.90%(d)       130%

CLASS I
Year Ended April 30, 2003       $     10.27        9.33%    $    47,658         1.06%           4.30%               (e)         79%
Year Ended April 30, 2002              9.84        3.93%         64,912         0.97%           5.34%               (e)         88%
Year Ended April 30, 2001             10.06       12.74%         77,808         0.91%           6.10%               (e)        130%
Period Ended April 30, 2000 (a)        9.50        0.20%(c)      69,558         1.09%(d)        5.65%(d)        1.11%(d)       314%

  * Excludes contingent deferred sales charge for class B.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from May 11, 1999 (commencement of operations) to April 30, 2000.
(b) For the period from June 12, 2000 (commencement of operations) to April 30, 2001.
(c) Not annualized
(d) Annualized
(e) There were no waivers or reimbursements during the year.

                        SEE NOTES TO FINANCIAL STATEMENTS

RBC FUNDS, INC.
RBC NORTH CAROLINA TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the period indicated)

                                                INVESTMENT ACTIVITIES                            DISTRIBUTIONS
                                       -----------------------------------------  -------------------------------------------
                             NET ASSET                  NET REALIZED
                              VALUE,          NET      AND UNREALIZED  TOTAL FROM        NET           NET
                             BEGINNING    INVESTMENT   GAINS (LOSSES)  INVESTMENT    INVESTMENT      REALIZED       TOTAL
                              OF YEAR       INCOME     ON INVESTMENTS  ACTIVITIES      INCOME         GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003  $      10.39          0.36            0.35         0.71         (0.36)         (0.04)         (0.40)
Year Ended April 30, 2002         10.30          0.38            0.19         0.57         (0.38)         (0.10)         (0.48)
Year Ended April 30, 2001          9.91          0.40            0.39         0.79         (0.40)            --          (0.40)
Year Ended April 30, 2000         10.45          0.38           (0.51)       (0.13)        (0.39)         (0.02)         (0.41)
Year Ended April 30, 1999         10.30          0.41            0.20         0.61         (0.41)         (0.05)         (0.46)

CLASS B
Year Ended April 30, 2003  $      10.40          0.31            0.34         0.65         (0.31)         (0.04)         (0.35)
Year Ended April 30, 2002         10.30          0.32            0.20         0.52         (0.32)         (0.10)         (0.42)
Year Ended April 30, 2001          9.92          0.34            0.38         0.72         (0.34)            --          (0.34)
Year Ended April 30, 2000         10.46          0.33           (0.51)       (0.18)        (0.34)         (0.02)         (0.36)
Year Ended April 30, 1999         10.30          0.36            0.21         0.57         (0.36)         (0.05)         (0.41)

CLASS I
Year Ended April 30, 2003  $      10.39          0.39            0.35         0.74         (0.39)         (0.04)         (0.43)
Year Ended April 30, 2002         10.30          0.40            0.19         0.59         (0.40)         (0.10)         (0.50)
Year Ended April 30, 2001          9.91          0.42            0.39         0.81         (0.42)            --          (0.42)
Year Ended April 30, 2000         10.45          0.41           (0.51)       (0.10)        (0.42)         (0.02)         (0.44)
Year Ended April 30, 1999         10.30          0.43            0.20         0.63         (0.43)         (0.05)         (0.48)

                                                                                RATIOS/SUPPLEMENTAL DATA
                                                     -------------------------------------------------------------------------
                                                                                    RATIO OF NET
                             NET ASSET                                  RATIO OF     INVESTMENT     RATIO OF
                               VALUE,                    NET ASSETS,   EXPENSES TO     INCOME      EXPENSES TO
                              END OF        TOTAL       END OF YEAR     AVERAGE      TO AVERAGE      AVERAGE      PORTFOLIO
                               YEAR         RETURN*        (000's)     NET ASSETS    NET ASSETS    NET ASSETS**   TURNOVER***
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended April 30, 2003  $      10.70          6.96%  $       4,301         1.12%         3.41%  $       1.39%             2%
Year Ended April 30, 2002         10.39          5.64%          4,507         1.10%         3.61%          1.37%             7%
Year Ended April 30, 2001         10.30          8.04%          4,225         1.00%         3.88%          1.28%            13%
Year Ended April 30, 2000          9.91         (1.15%)         4,554         0.98%         3.85%          1.26%            14%
Year Ended April 30, 1999         10.45          5.96%          4,870         0.82%         3.89%          1.26%            11%

CLASS B
Year Ended April 30, 2003  $      10.70          6.33%  $         443         1.62%         2.91%  $       1.89%             2%
Year Ended April 30, 2002         10.40          5.21%            425         1.60%         3.11%          1.87%             7%
Year Ended April 30, 2001         10.30          7.39%            439         1.50%         3.38%          1.77%            13%
Year Ended April 30, 2000          9.92         (1.64%)           449         1.48%         3.34%          1.76%            14%
Year Ended April 30, 1999         10.46          5.53%            570         1.32%         3.38%          1.76%            11%

CLASS I
Year Ended April 30, 2003  $      10.70          7.23%  $      21,251         0.87%         3.66%  $       0.89%             2%
Year Ended April 30, 2002         10.39          5.90%         26,006         0.85%         3.86%          0.87%             7%
Year Ended April 30, 2001         10.30          8.31%         29,223         0.75%         4.13%          0.77%            13%
Year Ended April 30, 2000          9.91         (0.90%)        32,461         0.73%         4.09%          0.76%            14%
Year Ended April 30, 1999         10.45          6.22%         39,519         0.56%         4.15%          0.76%            11%

----------
  * Excludes contingent deferred sales charge for class B.
 ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                        SEE NOTES TO FINANCIAL STATEMENTS

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of the RBC Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RBC Large Cap Equity Fund, RBC Mid Cap Equity Fund, RBC Small Cap Equity Fund, RBC Government Income Fund, RBC Quality Income Fund, and the RBC North Carolina Tax-Free Bond Fund (six series of RBC Funds, Inc., hereafter referred to as the "Funds") at April 30, 2003, the results of their operations, changes in their net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Funds for the year ended April 30, 2002, were audited by other auditors, whose report dated June 24, 2002 expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights of the Funds for the periods ended April 30, 2001, were audited by other auditors, whose report dated June 22, 2001 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Columbus, Ohio
June 17, 2003

RBC FUNDS, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                                       POSITION, LENGTH OF        PRINCIPAL OCCUPATION(S)                            NUMBER OF
                                      TIME SERVED WITH THE          DURING PAST 5 YEARS,                        PORTFOLIOS IN FUND
                                        COMPANY, AND TERM         AND OTHER DIRECTORSHIPS                         COMPLEX OVERSEEN
NAME, DATE OF BIRTH, AND ADDRESS           OF OFFICE                 HELD BY DIRECTOR                               BY DIRECTOR
DIRECTORS**

Lucy Hancock Bode                  Director since 4/26/94,   Lobbyist.                                                   6
(Date of Birth: 8/27/51)           Indefinite
P.O. Box 6338
Raleigh, NC 27628

J. Franklin Martin*                Director since 1/24/96,   President of LandCraft Properties (1978-present).           6
(Date of Birth: 11/14/44)          Indefinite
227 W. Trade Street
Suite 2730
Charlotte, NC 28202

Leslie H. Garner, Jr.              Director since 4/26/94,   President, Cornell College                                  6
(Date of Birth: 8/29/50)           Indefinite
600 First Street
West Mount Vernon, IA
52314-1098

James H. Speed, Jr.                Director since 4/26/94,   Retired; Formerly Vice President & Controller
(Date of Birth: 6/13/53)           Indefinite                Hardee's Food Systems, Inc. (1991-2000);
11032 Brass Kettle                                           Deloitte & Touche -- Senior Audit Manager
Raleigh, NC 27614                                            (1979-1991).                                                6

R. William Shauman                 Director since 7/20/99,   Banking Consultant; President, First of America
(Date of Birth: 12/13/37)          Indefinite                Insurance Co. (1997-1998); Executive Vice
3131 Woodham Ave                                             President, First of America Bank Corp.
Portage, MI 49002                                            (1993-1997).                                                6

EXECUTIVE OFFICERS

Walter B. Grimm (1)                President since           BISYS -- Senior Vice President and Client Services
(Date of Birth: 6/3/45)            7/13/99, Indefinite       Executive of Client Services (1992-present).

Nadeem Yousaf (1)                  Treasurer since           BISYS -- Vice President (1999-present); previously,
(Date of Birth: 1/26/69)           5/24/00, Indefinite       Director, Investors Bank & Trust (1997-1999).

Curtis Barnes (1)                  Secretary since           BISYS -- Vice President (1995-present).
(Date of Birth: 9/24/53)           7/13/99, Indefinite

Lara Bocskey (1)                   Vice President since      BISYS -- Client Services Manager (1998-present);
(Date of Birth: 5/7/70)            5/16/01, Indefinite       First of America Bank Corporation, Product Manager
                                                             (1997-1998); Marketing Specialist (1995-1997).

----------
(1) Address is 3435 Stelzer Road, Columbus, Ohio 43219.
  * Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act.
 ** Additional disclosures can be found in the Statement of Additional
    Information, which can be obtained by calling 1-800-442-3688.


CHANGE IN AUDITORS

  During the Funds fiscal year, Ernst & Young LLP resigned as the Funds independent auditors on the basis it was no longer "independent" of the Funds within the meaning of their professional standards. On November 4, 2002, the Board approved the decision to change independent auditors and engage PricewaterhouseCoopers LLP as its new independent auditors as of that date for the remainder of the fiscal year ending April 30, 2003.

SHAREHOLDER VOTING RESULTS (UNAUDITED)

On December 18, 2002, a special meeting of shareholders of the RBC Funds, Inc. was held for the following purposes:

PROPOSAL 1: To approve or disapprove a new master investment advisory agreement, including an investment advisory contract supplement with respect to each Fund, between the Company, on behalf of each Fund, and Voyageur Asset Management Inc.:

                                            NO. OF SHARES  % OF OUTSTANDING SHARES    % OF SHARES VOTED
RBC LARGE CAP EQUITY FUND
FOR:                                        4,577,275.866           72.519%                 99.981%
AGAINST:                                            0.000            0.000%                  0.000%
ABSTAIN:                                          859.384             0.13%                  0.019%
TOTAL:                                      4,578,135.250           72.532%                100.000%

RBC MID CAP EQUITY FUND
FOR:                                        9,213,352.664           57.188%                 99.902%
AGAINST:                                        1,046.977            0.006%                  0.012%
ABSTAIN:                                        7,953.958            0.050%                  0.086%
TOTAL:                                      9,222,353.599           57.244%                100.000%

RBC SMALL CAP EQUITY FUND
FOR:                                        1,501,168.182           62.597%                 99.962%
AGAINST:                                            0.000            0.000%                  0.000%
ABSTAIN:                                          578.000            0.024%                  0.038%
TOTAL:                                      1,501,746.182           62.621%                100.000%

RBC GOVERNMENT INCOME FUND
FOR:                                        2,251,102.002           72.344%                100.000%
AGAINST:                                            0.000            0.000%                  0.000%
ABSTAIN:                                            0.000            0.000%                  0.000%
TOTAL:                                      2,251,102.002           72.344%                100.000%

RBC QUALITY INCOME FUND
FOR:                                        4,636,881.043           83.567%                100.000%
AGAINST:                                            0.000            0.000%                  0.000%
ABSTAIN:                                            0.000            0.000%                  0.000%
TOTAL:                                      4,636,881.043           83.567%                100.000%

RBC NORTH CAROLINA TAX-FREE BOND FUND
FOR:                                        2,555,162.755           97.219%                100.000%
AGAINST:                                            0.000            0.000%                  0.000%
ABSTAIN:                                            0.000            0.000%                  0.000%
TOTAL:                                      2,555,162.755           91.219%                100.000%

PROPOSAL 2: To elect the following five nominees as Directors of the Company, each of whom will serve until his or her successor is elected and qualified:

                                            NO. OF SHARES  % OF OUTSTANDING SHARES    % OF SHARES VOTED
LESLIE H. GARNER, JR.
FOR:                                       24,730,372.240           68.487%                 99.939%
WITHHELD:                                      15,008.591            0.042%                  0.061%
TOTAL:                                     24,745,380.831           68.529%                100.000%

JAMES H. SPEED, JR.
FOR:                                       24,732,750.138           68.494%                 99.949%
WITHHELD:                                      12,630.693            0.035%                  0.051%
TOTAL:                                     24,745,380.831           68.529%                100.000%

R. WILLIAM SHAUMAN
FOR:                                       24,730,372.240           68.487%                 99.939%
WITHHELD:                                      15,008.591            0.042%                  0.061%
TOTAL:                                     24,745,380.831           68.529%                100.000%

LUCY HANCOCK BODE
FOR:                                       24,732,750.138           68.494%                 99.949%
WITHHELD:                                      12,630.693            0.035%                  0.051%
TOTAL:                                     24,745,380.831           68.529%                100.000%

J. FRANKLIN MARTIN
FOR:                                       24,732,750.138           68.494%                 99.949%
WITHHELD:                                      12,630.693            0.035%                  0.051%
TOTAL:                                     24,745,380.831           68.529%                100.000%

PROPOSAL 3: To approve the selection of PricewaterhouseCoopers LLP as the independent accountants for each Fund:

                                            NO. OF SHARES  % OF OUTSTANDING SHARES    % OF SHARES VOTED
RBC LARGE CAP EQUITY FUND
FOR:                                        4,577,804.866           72.527%                 99.993%
AGAINST:                                            0.000            0.000%                  0.000%
ABSTAIN:                                          330.384            0.005%                  0.007%
TOTAL:                                      4,578,135.250           72.532%                 100.00%

RBC MID CAP EQUITY FUND
FOR:                                        9,216,923.664           57.210%                 99.941%
AGAINST:                                          193.977            0.001%                  0.002%
ABSTAIN:                                        5,235.958            0.033%                  0.057%
TOTAL:                                      9,222,353.599           57.244%                100.000%

RBC SMALL CAP EQUITY FUND
FOR:                                        1,501,746.182           62.621%                100.000%
AGAINST:                                            0.000            0.000%                  0.000%
ABSTAIN:                                            0.000            0.000%                  0.000%
TOTAL:                                      1,501,746.182           62.621%                100.000%

RBC GOVERNMENT INCOME FUND
FOR:                                        2,251,102.002           72.344%                100.000%
AGAINST:                                            0.000            0.000%                  0.000%
ABSTAIN:                                            0.000            0.000%                  0.000%
TOTAL:                                      2,251,102.002           72.344%                100.000%

RBC QUALITY INCOME FUND
FOR:                                        4,636,881.043           83.567%                100.000%
AGAINST:                                            0.000            0.000%                  0.000%
ABSTAIN:                                            0.000            0.000%                  0.000%
TOTAL:                                      4,636,881.043           83.567%                100.000%

RBC NORTH CAROLINA TAX-FREE BOND FUND
FOR:                                        2,555,162.755           97.219%                100.000%
AGAINST:                                            0.000            0.000%                  0.000%
ABSTAIN:                                            0.000            0.000%                  0.000%
TOTAL:                                      2,555,162.755           91.219%                100.000%

                                                                       RBC FUNDS

                                               FOR ADDITIONAL INFORMATION ON THE
                                                                 RBC FUNDS, CALL
                                                                  1-800-442-3688

                                                              INVESTMENT ADVISOR
                                                  VOYAGEUR ASSET MANAGEMENT INC.
                                                90 SOUTH SEVENTH ST., SUITE 4300
                                                           MINNEAPOLIS, MN 55402

                                                                       CUSTODIAN
                                                WELLS FARGO BANK MINNESOTA, N.A.
                                                              733 MARQUETTE AVE.
                                                           MINNEAPOLIS, MN 55479

                                                       ADMINISTRATOR AND SPONSOR
                                                       BISYS FUND SERVICES, INC.
                                                               3435 STELZER ROAD
                                                              COLUMBUS, OH 43219

                                                                     DISTRIBUTOR
                                                 CENTURA FUNDS DISTRIBUTOR, INC.
                                                               3435 STELZER ROAD
                                                              COLUMBUS, OH 43219

                                                                   LEGAL COUNSEL
                                                                         DECHERT
                                                          TEN POST OFFICE SQUARE
                                                                BOSTON, MA 02109

                                                            INDEPENDENT AUDITORS
                                                      PRICEWATERHOUSECOOPERS LLP
                                               100 EAST BROAD STREET, SUITE 2100
                                                              COLUMBUS, OH 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF RBC FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUNDS' SHARES IS AUTHORIZED ONLY IN CASE OF A CONCURRENT OR PRIOR DELIVERY OF THE FUNDS' CURRENT PROSPECTUS.

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. RBC FUNDS ARE NOT DEPOSITS, GUARANTEED BY OR OBLIGATIONS OF RBC CENTURA BANK OR ITS AFFILIATES AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

6/03

ITEM 2. CODE OF ETHICS.

     (a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so. NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

            (3) If the registrant provides the disclosure required by paragraph
            (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

        NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER JULY 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

        (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

        (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

        (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) - The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

        (b) - There are no significant deficiencies or material weaknesses in the registrant's internal controls as of the date of their most recent evaluation, and there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation.

ITEM 10. EXHIBITS.

        File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

        (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

        (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

                                   SIGNATURES

                           [See General Instruction F]

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   RBC Funds, Inc
            --------------------------------------------------------------------

By (Signature and Title)*               /s/ Nadeem Yousaf, Treasurer
                         -------------------------------------------------------

Date          6/26/03
    -----------------------------------------

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Walter B. Grimm, President
                         -------------------------------------------------------

Date          6/27/03
    -----------------------------------------

By (Signature and Title)*               /s/ Nadeem Yousaf, Treasurer
                         -------------------------------------------------------

Date          6/26/03
    -----------------------------------------

* Print the name and title of each signing officer under his or her signature.